EXHIBIT 10.4

                               PURCHASE AGREEMENT

          PURCHASE AGREEMENT, dated July 29, 1997, by and among LogiMetrics, Inc., a Delaware corporation (the "Company"), and the individuals and entities listed on the signature pages hereto (collectively, the "Purchasers").

                       W I T N E S S E T H:

          WHEREAS, on the terms and subject to the conditions set forth herein, the Company desires to sell to the Purchasers, and the Purchasers desire to purchase from the Company, (i) $2,750,000 in aggregate principal amount of the Company's Class A 13% Convertible Senior Subordinated Pay-in-Kind Debentures due July 29, 1999 (the "Debentures") convertible into an aggregate of 6,600,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, subject to adjustment in certain circumstances (the Debentures to be in substantially the form of Exhibit A hereto), (ii) Common Stock Purchase Warrants
- Series G (the "Series G Warrants") exercisable at any time prior to July 29, 2004 to purchase an aggregate of 7,350,000 shares of Common Stock, subject to adjustment in certain circumstances, at an exercise price of $.50 per share (each Series G Warrant to be in substantially the form of Exhibit B hereto),
(iii) Common Stock Purchase Warrants - Series H (the "Series H Warrants") exercisable at any time prior to July 29, 2004 to purchase an aggregate of 1,100,000 shares of Common Stock, subject to adjustment in certain circumstances, at an exercise price of $.60 per share (each Series H Warrant to be in substantially the form of Exhibit C hereto), and (iv) Common Stock Purchase Warrants - Series I (the "Series I Warrants" and, together with the Series G Warrants and the Series H Warrants, the "Warrants") exercisable at any time prior to July 29, 2004 to purchase an aggregate of 550,000 shares of Common Stock, subject to adjustment in certain circumstances, at an exercise price of $1.125 per share (each Series I Warrant to be in substantially the form of Exhibit D hereto); and

          WHEREAS, the Company is a party to an amended and restated credit facility (the "Credit Facility") with North Fork Bank (the "Bank") pursuant to which, among other things, the Bank has made available to the Company up to $2,200,000 in revolving credit loans maturing on April 30, 1998 (unless extended by the Bank) and a $640,000.04 term loan maturing on December 31, 1998; and

          WHEREAS, the Credit Facility is secured by a perfected, first priority security interest in all of the assets of the Company; and

          WHEREAS, the Company has previously entered into a Unit Purchase Agreement, dated March 7, 1996 (the "Cerberus Purchase Agreement"), with Cerberus Partners, L.P. ("Cerberus") pursuant to which the Company issued to Cerberus $1,500,000 in aggregate principal amount of its 12% Convertible Senior Subordinated Debentures due December 31, 1998 (the "Old Cerberus Debentures") convertible into an aggregate of 2,542,380 shares of Common Stock, subject to adjustment in certain circumstances, and Common Stock Purchase Warrants - Series C (the "Cerberus Warrants") exercisable at any time prior to March 7, 2003 to purchase an aggregate of

2,542,380   shares  of  Common   Stock,   subject  to   adjustment   in  certain
circumstances, at an exercise price of $.01 per share; and

          WHEREAS, in connection with certain waivers granted by Cerberus in respect of the Old Cerberus Debentures, the Company has issued to Cerberus certain notes in the aggregate principal amount of $45,000 (the "Old Cerberus Interest Notes"); and

          WHEREAS, in connection with the transactions contemplated hereby, Cerberus has agreed to exchange (i) the Old Cerberus Debentures for $1,500,000 in aggregate principal amount of the Company's Amended and Restated Class B 13% Convertible Senior Subordinated Debentures due July 29, 1999 (the "Cerberus Debentures"), and (ii); the Old Cerberus Interest Notes for $45,000 in aggregate principal amount of the Company's 13% Senior Subordinated Interest Notes (the "Cerberus Interest Notes");

          WHEREAS, pursuant to the terms of a Security Agreement, dated March 7, 1996 (the "Old Security Agreement"), the Cerberus Debentures and the Cerberus Interest Notes are secured by a perfected security interest in all of the assets of the Company, junior only to the security interest securing the Credit Facility (and any authorized replacement thereof); and

          WHEREAS, the Debentures and all Accrued Interest Debentures (as defined below) are to rank pari passu with the Cerberus Debentures, the additional securities issued in lieu of cash interest otherwise payable on the Cerberus Debentures (the "Cerberus Accrued Interest Debentures") and the
Cerberus Interest Notes and are to be secured ratably with such Cerberus Debentures, Cerberus Accrued Interest Debentures and Interest Notes (and any authorized replacement thereof); and

          WHEREAS, in order to secure the Debentures, the Accrued Interest Debentures, the Cerberus Debentures, the Cerberus Accrued Interest Debentures and the Interest Notes, the Company and Cerberus have entered into an amendment and restatement of the Old Security Agreement (as amended and restated, the "Security Agreement"); and

          WHEREAS, the Company, the Purchasers and Charles S. Brand have entered
into  a  Stockholders   Agreement  of  even  date  herewith  (the  Stockholders
Agreement), pursuant to which, among other things, the Purchasers and Mr. Brand have agreed to certain restrictions on the transfer of shares of Common Stock beneficially owned by them and to certain provisions regarding the management of the Company.

          NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and intending to be legally bound, the parties hereto agree as follow:

                                    Article I

                         Purchase and Sale of Securities

          Section 1.1. Purchase and Sale of Securities. Upon the terms and subject to the conditions of this Agreement, (a) on the date hereof the Company shall issue and sell to the Purchasers (other than Broadband, as defined below), and such Purchasers shall purchase from the Company, (i) $2,535,942 in aggregate principal amount of the Debentures at a purchase price of $2,535,942, (ii) Series G Warrants to purchase an aggregate of 6,866,129 shares of Common Stock at an at an aggregate purchase price of $480,629, (iii) Series H Warrants to purchase an aggregate of 1,074,114 shares of Common Stock at an aggregate purchase price of $64,447, and (iv) Series I Warrants to purchase an aggregate of 537,057 shares of Common Stock at an aggregate purchase price of $21,482 for a total aggregate purchase price of $3,102,500 (the "Initial Purchase Price"), and (b) at any time prior to 21 days from the date of this Agreement, unless extended by the Company (the "Broadband Termination Date") upon not less than two business days' prior written notice given by Broadband to the Company, the Company shall issue and sell to MBF Broadband Systems, L.P. ("Broadband") (i) $214,058 in aggregate principal amount of the Debentures at a purchase price of $214,058, plus accrued interest on the Debentures from the date hereof, (ii) Series G Warrants to purchase an aggregate of 483,871 shares of Common Stock at an aggregate purchase price of $33,871, (iii) Series H Warrants to purchase an aggregate of 25,886 shares of Common Stock at an aggregate purchase price of $1,553, and (iv) Series I Warrants to purchase an aggregate of 12,943 shares of Common Stock at an aggregate purchase price of $518 for a total aggregate purchase price of $250,000 plus accrued interest on the Debentures from the date hereof (the "Broadband Purchase Price" and, collectively, with the Initial Purchase Price, the "Purchase Price"). The amount of Debentures and Warrants (collectively, the "Securities") to be purchased by each Purchaser pursuant to this Section 1.1 and the aggregate Purchase Price allocable to each Purchaser is set forth on Exhibit E attached hereto. The Securities to be purchased by Broadband pursuant to Section 1.1(b) hereof are hereinafter referred to as the "Broadband Securities."

          Section 1.2. Closing. The closing of the transactions  contemplated by
Section 1.1(a) above (the "First Closing") shall take place at the offices of the Company at 10:00 a.m. on the date hereof, or at such other time and place as the parties hereto may mutually agree. The time and date of the First Closing is hereinafter referred to as the "First Closing Date." At the First Closing, the Purchasers (other than Broadband) shall pay the Initial Purchase Price in immediately available funds by wire transfer to an account previously designated by the Company; provided, however, that MBF Capital Corp. ("MBF") may pay up to $35,000 of the Initial Purchase Price otherwise payable by it by delivering to the Company a promissory note in such amount in form and substance satisfactory to the Company. In exchange for the payment of the Initial Purchase Price, the Company shall execute, issue and deliver to the Purchasers the Securities to be purchased by them at the First Closing registered in the name of the respective Purchasers as specified in Exhibit E attached hereto.

          The closing of the transactions contemplated by Section 1.1(b) above (the "Second Closing") shall take place at the offices of the Company at 10:00 a.m. on or prior to the

Broadband Termination Date on the date set forth in the notice provided by Broadband to the Company pursuant to Section 1.1(b) hereof, or at such other time and place as the parties hereto may mutually agree. The time and date of the Second Closing is hereinafter referred to as the "Second Closing Date." At the Second Closing, Broadband shall pay the Broadband Purchase Price in immediately available funds by wire transfer to an account previously designated by the Company. In exchange for the payment of the Broadband Purchase Price, the Company shall execute, issue and deliver to Broadband the Broadband Securities registered in the name of Broadband. In addition, on the Second Closing Date, the Company shall provide to Broadband updates of the various schedules to this Agreement so that the representations and warranties of the Company set forth herein shall be true and complete in all material respects as of the Second Closing Date. The Company also shall deliver to Broadband the Closing documents referred to in Section 6.1(a), (b) and (h), in each case dated the Option Closing Date.

          Section 1.3. Non-Purchase by Broadband. If the Second Closing does not occur on or prior to the Broadband Termination Date, Broadband shall have no right to purchase the Broadband Securities and the Company shall have no obligation to sell the Broadband Securities to Broadband. In such event, the Company shall give prompt notice to Cramer Rosenthal McGlynn, Inc. ("CRM") on behalf of the Purchasers other than Broadband (the "Other Purchasers") that Broadband did not purchase the Broadband Securities. For up to 10 days following receipt of such notice by CRM, the Other Purchasers shall have the right to purchase the Broadband Securities in exchange for the payment of the Broadband Purchase Price, which right may be exercised in whole but not in part. In the event that the Other Purchasers wish to purchase the Broadband Securities, CRM, on behalf of the Other Purchasers, shall provide irrevocable written notice thereof to the Company prior to the expiration of such 10-day period, which notice shall specify the date, which shall not be less than two nor more than five business days from the date of such notice, on which the Other Purchasers will purchase the Broadband Securities (the "Interim Closing Date"). Upon delivery of such notice, the Other Purchasers shall become irrevocably obligated to purchase the Broadband Securities on the date specified in such notice. The closing of the transactions contemplated by this Section 1.3 (the "Interim Closing") shall take place at the offices of the Company at 10:00 a.m. on the Interim Closing Date. On the Interim Closing Date, the Company shall deliver to the Other Purchasers the Broadband Securities in such amounts and registered in the names of the respective Other Purchasers as they may specify against receipt from the Other Purchasers of the Broadband Purchase Price in immediately available funds by wire transfer to an account previously designated by the Company. In addition, on the Interim Closing Date, the Company shall provide to the Other Purchasers purchasing the Broadband Securities updates of the various schedules to this Agreement so that the representations and warranties of the Company set forth herein shall be true and complete in all material respects as of the Option Closing Date. The Company shall re-deliver to the Other Purchasers purchasing the Broadband Securities the Closing documents referred to in Section 6.1(a), (b) and (h), in each case updated to the Interim Closing Date. Notwithstanding the foregoing, Broadband shall have no liability to the Company or any Other Purchaser in the event that Broadband does not purchase the Broadband Securities.

          Section 1.4. Optional Purchase. The Company hereby grants to the Purchasers the option (the "Option"), exercisable in whole or in part at any time during the nine-month period immediately following the date hereof (the "Exercise Period"), to purchase up to
(i) $833,333 in aggregate principal amount of the Debentures, (ii) Series G Warrants to purchase an aggregate of 2,000,000 shares of Common Stock at an aggregate purchase price of $140,000, (iii) Series H Warrants to purchase an aggregate of 333,333 shares of Common Stock at an aggregate purchase price of $20,000, and (iv) Series I Warrants to purchase an aggregate of 166,667 shares of Common Stock at an aggregate purchase price of $6,667 (collectively, the "Additional Securities") for an aggregate purchase price of $1,000,000 (the "Option Purchase Price"). The Additional Securities shall be allocated to each Purchaser as specified on Exhibit F attached hereto. The Option shall not be transferable by any Purchaser except that a Purchaser may assign part or all of its rights under the Option to any other Purchaser. Notwithstanding the foregoing, in the event that Broadband does not purchase the Broadband Securities, then Broadband shall not be entitled to purchase any Additional Securities pursuant to the Option. The Option may only be exercised on one occasion during the Exercise Period. In the event that the Purchasers wish to exercise the Option, CRM on behalf of the Purchasers shall provide the Company with written notice thereof at any time during the Exercise Period, which notice shall specify the amount of Additional Securities to be purchased and the date on which the closing of such purchase shall occur (the "Option Closing Date"), which date shall be not less than five nor more than 10 business days after the date of such notice. Any notice given by CRM on behalf of the Purchasers pursuant to this Section 1.4 shall be irrevocable; provided, however, that the Purchasers shall have the right to change the amount of Additional Securities to be purchased by them at any time prior to the close of business on the second business day immediately preceding the Option Closing Date. The closing of the transactions contemplated by this Section 1.4 (the "Option Closing") shall take place at the offices of the Company at 10:00 a.m. on the Option Closing Date. On the Option Closing Date, the Company shall deliver to the Purchasers the Additional Securities in such amounts and registered in the names of the respective Purchasers as they may specify against receipt from the Purchasers of the Option Purchase Price in immediately available funds by wire transfer to an account previously designated by the Company. In addition, on the Option Closing Date, the Company shall provide to the Purchasers purchasing Additional
Securities updates of the various schedules to this Agreement so that the representations and warranties of the Company set forth herein shall be true and complete in all material respects as of the Option Closing Date. The Company shall re-deliver to the Purchasers purchasing Additional Securities the Closing documents referred to in Section 6.1(a), (b) and (h), in each case updated to the Option Closing Date.

                                   Article II

                  Representations and Warranties of the Company

          The Company represents and warrants to the Purchasers as follows:

          Section 2.1. Organization and Qualification. Each of the Company and mmTech, Inc. ("mmTech") is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own or lease its property and assets and to carry on its business as presently conducted, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the failure to be so qualified and in good standing would result in a material adverse change in the business, financial condition, results of operations or prospects (financial and other) of the Company and its subsidiaries, taken as a whole (a "Material Adverse Change"). The Company has previously provided to the Purchaser true and complete copies of (i) its Certificate of Incorporation of and all amendments thereto and (ii) its by-laws as currently in effect. Other than mmTech and LogiMetrics FSB, Inc., the Company does not own any material amount of any shares of stock of any corporation or any equity interest in a partnership, joint venture or other business entity, and the Company does not control or have the right (whether or not presently exercisable) to control any other corporation, partnership, joint venture or other business entity by means of ownership, management contract or otherwise.

          Section 2.2. Authorization. (a) The Company has the corporate power and authority to execute and deliver this Agreement, the Security Agreement, the Stockholders Agreement, the Debentures and the Warrants (collectively, the "Transaction Documents") and to perform its obligations hereunder and thereunder, all of which have been duly authorized by all requisite corporate action. Each of the Agreement, the Stockholders Agreement and the Security Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

          (b) The Debentures have been duly authorized and, when issued in accordance with the terms hereof, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Company has sufficient authorized and unissued shares of Common Stock reserved for issuance upon the conversion of the Debentures in accordance with their terms. The shares of Common Stock issuable upon the conversion of the Debentures will, when issued in accordance with the terms of the Debentures, be duly authorized, validly issued, fully paid and non-assessable.

          (c) The additional Debentures issued in payment of interest accrued on the Debentures (the "Accrued Interest Debentures") have been duly authorized and, when issued in accordance with the terms of the Debentures, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Company has sufficient authorized and unissued shares of Common Stock reserved for issuance upon the conversion of the Accrued Interest Debentures in accordance with their terms. The shares of Common Stock issuable upon the conversion of the Accrued Interest Debentures will, when issued in accordance with the terms of the Debentures, be duly authorized, validly issued, fully paid and non-assessable.

          (d) The Warrants have been duly authorized and, when issued in accordance with the terms hereof, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Company has sufficient authorized and unissued shares of Common Stock reserved for issuance upon the exercise of the Warrants in accordance with their terms. The shares of Common Stock issuable upon the exercise of the Warrants will, when issued in accordance with the terms of the Warrants (including the payment of the exercise price specified therein), be duly authorized, validly issued, fully paid and non-assessable.

          (e) The issuance of the Securities and the Additional Securities, the conversion of the Debentures and the Accrued Interest Debentures and the exercise of the Warrants will not (i) require the Company to issue any shares of its capital stock or any security exercisable for or convertible or exchangeable into shares of its capital stock to any person (other than warrants to purchase shares of Common Stock issuable to MBF pursuant to the terms of the Consulting Agreement dated of even date herewith between the Company and MBF (the "Consulting Agreement")), or (ii) require any adjustment in the exercise price or number of shares of the Company's capital stock issuable upon the exercise of the Company's outstanding securities.

          Section 2.3. Non-contravention. Except as set forth in Schedule 2.3, neither the execution and delivery of this Agreement and the other Transaction Documents by the Company nor the performance by the Company of its obligations hereunder and thereunder will (i) contravene any provision contained in the Company's Certificate of Incorporation or by-laws, (ii) violate or result in a breach (with or without the lapse of time, the giving of notice or both) of or constitute a default under (A) any contract, agreement, commitment, indenture, mortgage, lease, pledge, note, license, permit or other instrument or obligation or (B) any judgment, order, decree, law, rule or regulation or other restriction of any governmental authority, in each case to which the Company is a party or by which it is bound or to which any of its assets or properties are subject,
(iii) result in the creation or imposition of any lien, claim, charge, mortgage, pledge, security interest, equity, restriction or other encumbrance
(collectively, "Encumbrances") on any of the Company's assets or properties, except as expressly contemplated by the Credit Facility, the Cerberus Debentures and the Transaction Documents, or (iv) result in the acceleration of, or permit any person to accelerate or declare due and payable prior to its stated maturity, any material obligation of the Company.

          Section 2.4. No Consents. No notice to, filing with, or authorization, registration, consent or approval of any governmental authority or other person is necessary for the execution, delivery or performance of this Agreement or the other Transaction Documents by the Company or the consummation of the transactions contemplated hereby or thereby by the Company, except (i) for such consents and approvals as have previously been obtained and are in full force and effect, and (ii) for such filings and registrations as may be required under applicable securities laws. Assuming that the representations and warranties contained in Article III hereof are true and correct in all respects, the offer and sale of the Securities and the Additional Securities as contemplated hereby does not require registration under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities or "blue sky" laws.

          Section 2.5. Capitalization of the Company. The Company's authorized capital stock consists solely of 100,000,000 authorized shares of Common Stock, of which 24,841,434 shares were issued and outstanding as of the date hereof; and 200 shares of Preferred Stock, par value $.01 per share, of which, 30 shares, designated as Series A 12% Cumulative Convertible Redeemable Preferred Stock, stated value $50,000 per share, were issued and outstanding as of the date hereof. No shares of the Company's capital stock are held as treasury shares. In addition, as of the date hereof 17,715,980 shares of Common Stock were reserved for issuance upon the exercise or conversion of outstanding securities of the Company. Except as set forth on Schedule 2.5, the Company does not have (i) any shares of Common Stock or Preferred Stock reserved for issuance, or (ii) any outstanding option, warrant, right, call or commitment relating to its capital stock or any outstanding securities or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire from it, any shares of its capital stock (collectively, "Company Securities"). There are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any Company Securities. There are no pre-emptive or other subscription rights with respect to any shares of the Company's capital stock or any securities convertible into or exchangeable for shares of the Company's capital stock and all of the issued and outstanding shares of capital stock of the Company have been duly authorized, validly issued, are fully paid and are nonassessable. All of the Company's outstanding securities were offered, issued, sold and delivered by the Company in compliance with all applicable state and federal securities laws. None of such securities were issued in violation of any pre-emptive or subscription rights of any person.

          Section 2.6. SEC Reports. (a) The Company has delivered to the Purchaser a true and complete copy of each report, schedule and registration statement, including the exhibits thereto (but excluding exhibits incorporated therein by reference), filed by the Company with the Securities and Exchange Commission (the "Commission") since January 1, 1996, which are all the documents that the Company was required to file with the Commission since that date and through the date hereof (all of such documents as amended as of the date hereof collectively, the "SEC Documents"). As of their respective dates, the SEC Documents (as amended as of the date hereof) complied as to form in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and the rules and regulations of the Commission thereunder. As of their respective dates, except to the extent that information contained therein has been revised or superseded by a later filed SEC Document, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments) the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended.

          Section 2.7. Accuracy of Information. The information regarding the Company and mmTech provided by the Company to Broadband specifically for use in the private placement memorandum prepared by Broadband in connection with its private placement of limited partnership interests did not, as of the date of such information, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

          Section 2.8. Absence of Certain Developments. Except as disclosed in the SEC Documents or in Schedule 2.8, since March 31, 1997, there has not been any Material Adverse Change. Except for the acquisition of mmTech or as disclosed in the SEC Documents, and except for this Agreement and the transactions contemplated hereby, since December 31, 1996 the Company has conducted its business in the ordinary and usual course consistent with past practices.

          Section 2.9. Governmental Authorizations; Licenses; Etc. Except as disclosed in the SEC Documents or in Schedule 2.9, the business of each of the Company and mmTech has been operated in compliance with applicable laws, rules, regulations, codes, ordinances, orders, policies and guidelines of all governmental authorities (excluding Environmental Laws which are specifically covered in Section 2.13 hereof), except for violations which, individually or in the aggregate, would not result in a Material Adverse Change. Except as disclosed in the SEC Documents or in Schedule 2.9, each of the Company and mmTech has all permits, licenses, approvals, certificates and other authorizations, and has made all notifications, registrations, certifications and filings with all governmental authorities, necessary or advisable for the operation of their respective businesses as currently conducted. Except as disclosed in the SEC Documents or in Schedule 2.9, to the Company's best knowledge there is no action, case or proceeding pending or overtly threatened by any governmental authority with respect to (i) any alleged violation by the Company, mmTech or their respective affiliates of any law, rule, regulation, code, ordinance, order, policy or guideline of any governmental authority, or
(ii) any alleged failure by the Company, mmTech or their respective affiliates to have any permit, license, approval, certification or other authorization required in connection with the operation of its business.

          Section 2.10. Litigation. Except as disclosed in the SEC Documents or in Schedule 2.10, there are no lawsuits, actions, proceedings, claims, orders or investigations pending or, to the

Company's best knowledge, overtly threatened against the Company or mmTech (i) relating to the Company, mmTech, their respective businesses or any product alleged to have been manufactured or sold by either of them, (ii) seeking to enjoin the transactions contemplated hereby, or (iii) which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change.

          Section 2.11. Undisclosed Liabilities. Other than those reflected in the financial statements included in the SEC Documents, there are no material liabilities of the Company or mmTech of any kind or nature whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, or whether due or to become due, which are required to be disclosed on financial statements prepared in accordance with generally accepted accounting principles, other than liabilities incurred in the ordinary course of business consistent with past practices since March 31, 1997.

          Section  2.12.  Taxes.  Except as disclosed in the SEC Documents or in
Schedule 2.12,  all federal,  state,  county,  local and foreign tax returns and reports of the Company and mmTech required to be filed have been duly filed. Except as disclosed in the SEC Documents or in Schedule 2.12, all federal, state, county, local, foreign and any other taxes (including all income, withholding and employment taxes), assessments (including interest and penalties), fees and other governmental charges with respect to the employees, properties, assets, income or franchises of the Company and mmTech have been paid or duly provided for, or are being contested in good faith by appropriate proceedings as previously disclosed to the Purchaser in writing and adequate reserves therefor have been established pursuant to generally accepted accounting principles, or have arisen after the date hereof in the ordinary course of business. The Company has consulted with Deloitte & Touche, LLP, and upon their advice believes that the issuance of the Securities and the Additional Securities will not result in any original issue discount under the Internal revenue Code of 1986, as amended, and the Company will take that position in all relevant reports and filings.

          Section 2.13. Environmental Matters. Except as disclosed in the SEC Documents or in Schedule 2.13, to the Company's best knowledge (i) the business of each of the Company and mmTech is being conducted in compliance with all applicable Environmental Laws, (ii) the real property currently owned or operated by the Company or mmTech (including, without limitation, soil, groundwater or surface water on or under the properties and buildings thereon) (the "Affected Property") does not contain any Regulated Substance other than as permitted under applicable Environmental Laws, (iii) neither the Company nor mmTech has received any notice from any governmental authority that the Company or mmTech may be a "potentially responsible party" (as such term is defined under the Comprehensive Environmental Response, Compensation and Control Act, 42 U.S.C. Section 9601, et seq.) in connection with any waste disposal site or facility used by the Company or mmTech, and (iv) the Company, mmTech and the Affected Property are not presently subject to a suit or judgment arising under any Environmental Law.

          As used herein, "Environmental Laws" means any federal, state and local law, statute, ordinance, rule, regulation, license, permit, authorization, approval, consent, court order, judgment, decree, injunction, code, requirement or agreement with any governmental authority, (x) relating to pollution (or the cleanup thereof or the filing of information with respect thereto), human health or the protection of air, surface water, ground water, drinking water supply, land (including land surface or subsurface), plant and animal life or any other natural resource, or
(y) concerning exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production or disposal of Regulated Substances, in each case as amended and as now or hereafter in effect. The term Environmental Law includes, without limitation,
(i) the Comprehensive Environmental Response Compensation and Liability Act of 1980, the Water Pollution Control Act, the Clean Air Act, the Clean Water Act, the Solid Waste Disposal Act (including the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984), the Toxic Substances Control Act, the Insecticide, Fungicide and Rodenticide Act, the Occupational Safety and Health Act of 1970, each as amended and as now or hereafter in effect, and (ii) any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries or damages due to or threatened as a result of the presence of, exposure to, or ingestion of, any Regulated Substance.

          As used herein, "Regulated Substances" means pollutants, contaminants, hazardous or toxic substances, compounds or related materials or chemicals, hazardous materials, hazardous waste, flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products (including, but not limited to, waste petroleum and petroleum products) as regulated under applicable Environmental Laws.

          Section 2.14. Proprietary Rights. Except as disclosed in the SEC Documents or in Schedule 2.14, each of the Company and mmTech owns and possesses all right, title and interest in the patents, patent registrations, patent applications, trademarks, service marks, trademark and service mark registrations and applications therefor, copyrights, copyright registrations, copyrights applications, trade names, corporate names, technology, inventions, computer software, data and documentation (including electronic media), product drawings, trade secrets, know-how, customer lists, processes, other intellectual property and proprietary information or rights used in their respective businesses as presently conducted; or owns or possesses permits, licenses or other agreements to or from third parties regarding the foregoing (collectively, the "Proprietary Rights"). Except as disclosed in the SEC Documents or in
Schedule 2.14, to the Company's best knowledge, there is not pending or overtly threatened against the Company or mmTech any claim by any third party contesting the validity, enforceability, use or ownership of any Proprietary Right. Except as disclosed in the SEC Documents or in Schedule 2.14, to the Company's best knowledge, neither the Company nor mmTech has received any notice of any infringement or misappropriation by, or conflict with, any third party with respect to any of the Proprietary Rights.

          Section 2.15. Books and Records. The stock records of the Company fairly and accurately reflect in all material respects the record ownership of all of the outstanding shares of the Company's capital stock. The other books and records of the Company and mmTech, including financial records and books of account, are complete and accurate in all material respects and have been maintained in accordance with sound business practices.

          Section 2.16. Brokers. Except as previously disclosed to the Purchasers, no person is or will be entitled to a broker's, finder's, investment banker's, financial adviser's or similar fee from the Company in connection with this Agreement or any of the transactions contemplated hereby.

          Section 2.17. Use of Proceeds. The Company will use the net proceeds of the sale of the Securities and the Additional Securities (i) to pay interest due and owing on the Cerberus Debentures, the Old Cerberus Interest Notes and the Company's 12% Convertible Subordinated Debentures, (ii) to pay accrued and unpaid dividends on the Company's Series A 12% Cumulative Convertible Redeemable Preferred Stock, and (iii) for working capital and general corporate purposes.

          Section 2.18. Absence of Questionable Payments. Neither the Company, mmTech nor any affiliate, director, officer, employee, agent, representative or other person acting on behalf of the Company or mmTech has: (i) used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activities to government officials or others, or (ii) accepted or received any unlawful contributions, payments, gifts or expenditures.

          Section 2.19. Accuracy of Representations. No representation or warranty made by the Company in this Agreement or any document delivered, or to be delivered, by or on behalf of the Company pursuant hereto contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact or circumstance that the Company has not disclosed to the Purchasers in writing that the Company presently believes has resulted, or could reasonably be expected to result, in a Material Adverse Change or could reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations under this Agreement.


                                   Article III

                Representations and Warranties of the Purchasers

          The Purchasers hereby, severally and not jointly, represent and warrant to the Company as follows:

          Section 3.1. Organization. Each Purchaser that is not an individual is either a corporation, limited liability company, general partnership or limited partnership, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Schedule 3.1 hereto sets forth the type of entity and the jurisdiction of organization for each Purchaser that is not an individual.

          Except as set forth in Schedule 3.1, each of the Purchasers is a "U.S. person" as such term is defined in Section 7701(a)(30) of the Code. Each
Purchaser that is a U.S. person has previously provided the Company with a completed Form W-9 certifying that such Purchaser is not subject to back-up withholding with respect to amounts payable to such Purchaser by the Company. Each Purchaser that is not a U.S. person has previously provided the Company with a completed Form W-8 certifying that such Purchaser is not subject to certain U.S. information return reporting or back-up withholding with respect to amounts payable to such Purchaser by the Company.

          Section 3.2. Authorization. Each Purchaser that is not an individual has the power and authority (corporate, limited liability company, partnership and other) to execute and deliver the Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder, all of which have been duly authorized by all requisite corporate, limited liability company or partnership action. Each Purchaser that is an individual has the capacity to execute and deliver the Transaction Documents to which he or she is a party and to perform his or her obligations hereunder and thereunder. Each such individual Purchaser is under no impairment or other disability, legal, physical, mental or otherwise, that would preclude or limit the ability of such Purchaser to perform his or her obligations under the Transaction Documents to which he or she is a party. Each Transaction Document to which it is a party has been duly authorized, executed and delivered by each Purchaser and constitutes a valid and binding agreement of such Purchaser, enforceable against such Purchaser in accordance with its terms.

          Section 3.3. Access to Information. The Purchasers have received copies of the SEC Documents. Any Purchaser formed for the purpose of investing in the Securities or the Additional Securities (a "New Purchaser") has provided copies of the SEC Documents to each investor in such Purchaser (the "Investors"). In addition, the Purchasers and their respective purchaser representatives, if any, have had an opportunity to ask questions of and receive answers from representatives of the Company concerning the business of the Company, its condition and prospects (financial and other) and the terms and conditions of the offering of the Securities and the Additional Securities.

          Section 3.4. Accredited Investor. Each Purchaser is an "Accredited Investor" as such term is defined in Rule 501 of the rules and regulations of the Commission promulgated under the Securities Act. No offering or sale of interests in any Purchaser or any other security of such Purchaser was made to any person, other than such "Accredited Investors." Schedule 3.4 hereto sets forth a list of the New Purchasers. Other than such New Purchasers, no Purchaser was formed for the purpose of investing in the Securities and the Additional Securities.

          Section 3.5. Investment Intent. (a) Each Purchaser is acquiring the Securities, the Additional Securities and any Accrued Interest Debentures for its own account for investment only and not for or with a view to resale or distribution. No Purchaser has entered into any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else the Securities, the Additional Securities or any Accrued Interest Debentures and no Purchaser has any present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

          (b) Each Purchaser has the financial ability to bear the economic risk of losing its entire investment in the Securities, the Additional Securities and the Accrued Interest Debentures, is prepared to bear the economic risk of its investment therein for an indefinite time and can afford to sustain a complete loss of its investment therein.

          (c) The overall commitment of each Purchaser to investments which are not readily marketable is not disproportionate to its net worth, and an investment in the Securities, the Additional Securities and the Accrued Interest Debentures will not cause such overall commitment to become excessive. Each Purchaser's need for diversification in its investment portfolio will not be impaired by an investment in the Company.

          (d) Each Purchaser has adequate means of satisfying its short term needs for cash and has no present need for liquidity which would require it to sell its Securities, Additional Securities or any Accrued Interest Debentures, or any interest therein.

          (e) Each Purchaser has substantial experience in making investment decisions of this type and/or is relying on its own advisors in making this investment decision and, therefore, either alone or together with its advisors, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company.

          (f) Each Purchaser understands that the Securities, the Additional Securities and the Accrued Interest Debentures constitute restricted securities within the meaning of Rule 144 promulgated under the Securities Act, and that none of the Securities, the Additional Securities, the Accrued Interest Debentures or any interest therein, may be sold except pursuant to an effective registration statement under the Securities Act or in a transaction exempt from registration under the Securities Act, and understands the meaning and effect of such restriction.

          (g) Each Purchaser has considered and, to the extent such Purchaser believed such discussion was necessary, discussed with its professional legal, tax and financial advisers the suitability of an investment in the Company for such Purchaser's particular tax and financial situation and each Purchaser has determined that the Securities, the Additional Securities and the Accrued Interest Debentures are a suitable investment for it.

          (h) EACH PURCHASER UNDERSTANDS THAT AN INVESTMENT IN THE SECURITIES BEING PURCHASED BY IT INVOLVES A HIGH DEGREE OF RISK, INCLUDING WITHOUT LIMITATION, RISKS RELATING TO THE COMPANY'S HISTORY OF LOSSES, RISKS RELATING TO THE RECENT CHANGE IN THE COMPANY'S BUSINESS FOCUS, RISKS RELATING TO THE COMPANY'S DEPENDENCE UPON THE DEVELOPMENT OF NEW MARKETS OF UNCERTAIN SIZE AND GROWTH PROSPECTS, THE COMPANY'S DEFAULTS UNDER SUBSTANTIALLY ALL OF ITS INDEBTEDNESS AND OUTSTANDING PREFERRED STOCK, THE COMPANY'S CONTINUING NEED FOR ADDITIONAL CAPITAL, THE COMPANY'S NEED FOR LIQUIDITY, THE EFFECTS OF COMPETITION, THE

COMPANY'S RELIANCE ON KEY PERSONNEL, THE COMPANY'S DEPENDENCE ON TECHNOLOGY AND TECHNOLOGICAL INNOVATION, THE EFFECTS OF GOVERNMENT REGULATION OF THE TELECOMMUNICATIONS INDUSTRY, THE RESTRICTIONS ON TRANSFER OF THE SECURITIES, THE SUBORDINATION PROVISIONS OF THE DEBENTURES, POTENTIAL CONFLICTS OF INTEREST AND RELATED PARTY TRANSACTIONS INVOLVING THE COMPANY AND THE DIRECTORS AND OFFICERS OF THE COMPANY, AND RISKS RELATING TO THE SUCCESSFUL EXECUTION OF THE COMPANY'S BUSINESS AND OPERATING STRATEGY.

          (i) Each New Purchaser has received representations and warranties from each Investor in such New Purchaser similar to those contained in this
Section 3.5, and such representations and warranties specifically authorize the Company to rely thereon.

          (j) The offer and sale of interests in each New Purchaser to the Investors therein did not require registration under the provisions of the Securities Act or any applicable state securities or "blue sky" laws. Each New Purchaser complied in all material respects with the requirements of applicable state securities or "blue sky" laws with respect to such offer and sale.

          (k) The placement materials used by each New Purchaser or its agents in connection with the offer and sale of interests in such New Purchaser did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made with respect to information regarding the Company and mmTech provided to any such New Purchaser by the Company expressly for use in such placement materials.

          Section 3.6. Financial Resources. Each Purchaser has cash or credit facilities presently available to meet all of its payment obligations hereunder.

          Section 3.7. Brokers. No person is or will be entitled to a broker's, finder's, investment banker's, financial adviser's or similar fee from any Purchaser in connection with this Agreement or any of the transactions contemplated hereby.

          Section 3.8. Accuracy of Representations. No representation or warranty made by the Purchaser in this Agreement or any document delivered, or to be delivered, by it or on its behalf pursuant hereto contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

                                   Article IV

                    Restrictions on Transfer; Other Covenants

          Section 4.1. Limited Transferability. The Securities, the Additional Securities, the Accrued Interest Debentures and the shares of Common Stock issuable upon the conversion of the Debentures and the Accrued Interest Debentures and the exercise of the Warrants (the "Issuable Shares") shall not be transferable except in accordance with the provisions of this Article IV, which provisions are intended to insure compliance with the provisions of the Securities Act in respect of the transfer of any of such securities.

          Section 4.2. Restrictive Legend. Except as otherwise provided in the Stockholders Agreement, the Debentures, the Accrued Interest Debentures and any certificates or other instrument representing the Warrants or the Issuable Shares shall (unless otherwise permitted by the provisions of Section 4.4 below) be stamped or otherwise imprinted with the following legend:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND CANNOT BE SOLD OR TRANSFERRED UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION UNDER SUCH ACT OR LAWS IS AVAILABLE. THE TRANSFERABILITY OF THESE SECURITIES IS FURTHER SUBJECT TO THE PROVISIONS OF A PURCHASE AGREEMENT DATED AS OF JULY 29, 1997 AMONG THE COMPANY AND THE PURCHASERS NAMED THEREIN.

          For purposes of this Article IV, any references to "Debentures," "Accrued Interest Debentures", "Warrants" or "Issuable Shares" shall include any other securities issued in respect of any of such securities.

          Section 4.3. Restrictions on Transfer. (a) Subject to the provisions of Section 4.4, the Debentures, the Accrued Interest Debentures, the Warrants and the Issuable Shares shall not be transferred, and the Company shall not be required to register any transfer thereof on the books of the Company, unless such transfer is made pursuant to an effective registration statement, in compliance with Rule 144, or pursuant to another exemption under the Securities Act; provided, however, that the Company shall not be required to register any transfer in the event any securities are offered or sold otherwise than pursuant to an effective registration statement or pursuant to Rule 144 unless the Company shall have received an opinion of counsel to the Purchaser wishing to effect such transfer, reasonably satisfactory to the Company, that such transfer does not require registration under the Securities Act or applicable state securities laws. Notwithstanding the foregoing, any Purchaser may freely transfer at any time or from time to time the Debentures, the Accrued Interest Debentures, the Warrants and/or the Issuable Shares, or any interest therein, to any other Purchaser or any general partner of such Purchaser, any limited partner of such Purchaser, any other fund, account or other entity managed, directly or indirectly, by any general partner of such Purchaser and the respective subsidiaries and affiliates of any of the foregoing (each, a "Permitted Transferee") without complying with the provisions of this Article IV (a "Permitted Transfer") and the Company shall, or shall cause any registrar or transfer agent to, promptly register any such Permitted Transfer on the books of the Company; provided, however, that in connection with any such Permitted Transfer, the Permitted Transferees shall acknowledge the restrictions on transferability under applicable law and agree in writing to be bound by the provisions of this Article IV.

          (b) In addition to the restrictions set forth in paragraph (a) above, for a period of 90 days after purchase (the "Restrictive Period"), no Purchaser shall sell, assign, transfer or otherwise dispose of the Securities, the Additional Securities, the Accrued Interest Debentures or any interest therein (a "Transfer") (other than a Permitted Transfer) without the prior written consent of the Company which may be withheld by the Company in its sole discretion. Subject to the restrictions set forth in paragraph (a) above, from and after the end of the Restrictive Period, a Purchaser may Transfer all or a portion of its Securities, its Additional Securities, its Accrued Interest Debentures, or any interest therein, without the consent of the Company.

          Section 4.4. Lapse of Restrictions; Removal of Legends. The restrictions on transfer set forth in Section 4.3 relating to the Warrants and the Issuable Shares shall lapse upon the effectiveness of the registration statement relating thereto which the Company is required to file and maintain effective as specified therein. From and after the effective date of such registration statement, the Purchasers shall be entitled to exchange the Warrants and any certificates representing Issuable Shares for replacement Warrants or certificates not bearing the restrictive legend set forth in Section
4.2 above.


                                    Article V

                                   [Reserved]


                                   Article VI

                              Deliveries at Closing

          Section 6.1. Deliveries by the Company. At the First Closing, the Company shall deliver to the Purchasers the following in form and substance reasonably satisfactory to the Purchasers' counsel:

          (a) a certificate of the President or a Vice President of the Company, dated the First Closing Date, to the effect that (i) the person signing such certificate is familiar with this Agreement, (ii) all representations and warranties made by the Company in this Agreement are true, correct and complete in all material respects as of the First Closing, (iii) the Company has duly performed or complied with, in all material respects, all of the covenants, obligations and agreements to be performed or complied with by it under the terms of this Agreement on or prior to or at the First Closing, and (iv) except as disclosed pursuant to this Agreement, there has been no Material Adverse Change or prospective change which could reasonably be expected to result in a Material Adverse Change since March 31, 1997;

          (b) a certificate of the Secretary or Assistant Secretary of the Company, dated the First Closing Date, as to the incumbency of any officer of the Company executing this Agreement or any document related thereto and covering such other matters as the Purchasers may reasonably request;

          (c) a certified copy of the resolutions of the Company's Board of Directors authorizing the execution, delivery and consummation of this Agreement and the transactions contemplated hereby;

          (d) the Debentures and the Warrants, duly executed, issued and delivered by the Company and registered in the names of the Purchasers as they may specify;

          (e) a duly executed counterpart of the Security Agreement;

          (f) a duly executed counterpart of the Stockholders Agreement;

          (g) a duly executed counterpart of the Consulting Agreement; and

          (h) an opinion of Lowenstein, Sandler, Kohl, Fisher & Boylan, P.A., counsel to the Company, covering such matters as the Purchasers may reasonably request; and

          (i) such other documents or instruments as the Purchasers reasonably request to effect the transactions contemplated hereby.

          Section 6.2. Deliveries by the Purchasers. At the First Closing, the Purchasers shall deliver to the Company the following in form and substance reasonably satisfactory to the Company's counsel:

          (a) evidence that the Initial Purchase Price has been paid in full;

          (b) a duly executed counterpart of the Stockholders Agreement;

          (c) a duly executed counterpart of the Consulting Agreement; and

          (d) such other documents or instruments as the Company reasonably requests to effect the transactions contemplated hereby.

                                   ARTICLE VII

                         Survival, Amendment and Waiver

          Section 7.1. Survival of Representations and Warranties. The representations and warranties contained in this Agreement or any certificate delivered in connection herewith shall survive the applicable Closing, and shall apply with respect to claims asserted in writing within one year thereof, as applicable. The provisions of this Section 7.1 shall not limit any covenant or agreement of the parties hereto which, by its terms, contemplates performance after the applicable Closing.

          Section 7.2. Amendments. This Agreement (including the provisions of this Section 7.2) may not be amended or modified except by an instrument in writing signed on behalf of all of the parties affected by such amendment or modification.

          Section 7.3. Extension; Waiver. The parties hereto may (i) extend the time for performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties of the other parties hereto contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements of the other parties hereto or satisfaction of any of the conditions to such party's obligations contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of a party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

                                  ARTICLE VIII

                                  Miscellaneous

          Section 8.1. Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, when delivered by courier, three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested), or when received by facsimile transmission upon receipt of a confirmed transmission report, as follows:

If to the Company:                  50 Orville Drive
                                    Bohemia, New York 11716
                                    Tel:  (516) 784-4110
                                    Fax:  (516) 784-4132
                                    Attention:  Chief Executive Officer

and if to the other parties at the address or facsimile transmission number specified below its name on the signature pages hereto (or, in the case of Persons who become parties hereto subsequently, at their last addresses or facsimile transmission numbers shown on the record books of the Company). Any party hereto, by notice given to the other parties hereto in accordance with this Section 8.1 may change the address or facsimile transmission number to which such notice or other communications are to be sent to such party.

          Section 8.2. Expenses. The Company shall pay its own expenses incident to this Agreement and the transactions contemplated herein. The Company shall be responsible for and shall pay at the First Closing the fees and disbursements of counsel to the Purchasers incurred in connection with the negotiation, execution and delivery of this Agreement and the other Transaction Documents and the closing of the transactions contemplated hereby and thereby.

          Section 8.3. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          Section 8.4. Assignment; Successors and Assigns; No Third Party Rights. This Agreement may not be assigned by operation of law or otherwise, and any attempted assignment shall be null and void; provided, however, that any Purchaser may assign this Agreement (or any interest herein) to one or more Permitted Transferees so long as such Purchaser also assigns to such Permitted Transferees its rights and obligations under the other Transaction Documents to which it is a party. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns and legal representatives. This Agreement shall be for the sole benefit of the parties to this Agreement and their respective heirs, successors, permitted assigns and legal representatives and is not intended, nor shall be construed, to give any Person, other than the parties hereto and their respective heirs, successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

          Section  8.5.   Counterparts.   This  Agreement  may  be  executed  in
counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

          Section 8.6. Titles and Headings. The titles and headings in this Agreement are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

          Section 8.7. Entire Agreement. This Agreement and the Transaction Documents constitute the entire agreement among the parties with respect to the matters covered hereby and thereby and supersede all previous written, oral or implied understandings among them with respect to such matters, including, without limitation, the letter agreement, dated March 10, 1997, by and between the Company and MBF and the term sheet attached thereto.

          Section 8.8. Severability. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by law.


          Section 8.9. No Strict Construction. Each of the parties hereto acknowledge that this Agreement has been prepared jointly by the parties hereto, and shall not be strictly construed against either party.


          [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    LOGIMETRICS, INC.


                                    By:  /s/Charles S. Brand
                                         _______________________________
                                         Name:
                                         Title:


                                    CRAMER ROSENTHAL McGLYNN, INC.


                                    By:  /s/Eugene A. Trainor
                                         _______________________________
                                         Name: Eugene A. Trainor
                                         Title: Chief Financial Officer

                                         520 Madison Avenue
                                         New York, New York 10022
                                         Tel:  (212) 838-3830
                                         Fax:  (212) 644-8291

                                         L.A.D. EQUITY PARTNERS, L.P.

                                         By:  Flint Investments, Inc.
                                              Its General Partner


                                         By:  /s/Arthur J. Pergament
                                              ___________________________
                                              Name: Arthur J. Pergament
                                              Title: Vice President

                                         520 Madison Avenue
                                         New York, New York 10022
                                         Tel:  (212) 838-3830
                                         Fax:  (212) 644-8291

                                         /s/Gerald B. Cramer
                                         ___________________________________
                                         Gerald B. Cramer

                                         520 Madison Avenue
                                         New York, New York 10022
                                         Tel:  (212) 838-3830
                                         Fax:  (212) 644-8291


                                         /s/Edward J. Rosenthal
                                         ___________________________________
                                         Edward J. Rosenthal, Keogh

                                         520 Madison Avenue
                                         New York, New York 10022
                                         Tel:  (212) 838-3830
                                         Fax:  (212) 644-8291

                                         CRM 1997 ENTERPRISE FUND, LLC

                                         By:  Cramer Rosenthal McGlynn, Inc.,
                                              Its Managing Member


                                         By:  /s/Eugene A. Trainor
                                              _______________________________
                                              Name: Eugene A. Trainor
                                              Title: Chief Financial Officer

                                         520 Madison Avenue
                                         New York, New York 10022
                                         Tel:  (212) 838-3830
                                         Fax:  (212) 644-8291

                                         CRM PARTNERS, L.P.

                                         By:  CRM Management, Inc.
                                              Its General Partner



                                         By:  /s/Eugene A. Trainor
                                              ____________________________
                                              Name: Eugene A. Trainor
                                              Title:

                                         520 Madison Avenue
                                         New York, New York 10022
                                         Tel:  (212) 838-3830
                                         Fax:  (212) 644-8291

                                         CRM RETIREMENT PARTNERS, L.P.


                                         By:  CRM Management, Inc.
                                              Its General Partner


                                         By:  /s/Eugene A. Trainor
                                              ____________________________
                                              Name: Eugene A. Trainor
                                              Title:

                                         520 Madison Avenue
                                         New York, New York 10022
                                         Tel:  (212) 838-3830
                                         Fax:  (212) 644-8291

                                         CRM MADISON PARTNERS, L.P.

                                         By:  CRM Management, Inc.
                                              Its General Partner



                                         By:  /s/Eugene A. Trainor
                                              ____________________________
                                              Name: Eugene A. Trainor
                                              Title:

                                         520 Madison Avenue
                                         New York, New York 10022
                                         Tel:  (212) 838-3830
                                         Fax:  (212) 644-8291

                                         CRM U.S. VALUE FUND, LTD.

                                         By:  CRM Management, Inc.
                                              Its General Partner



                                         By:  /s/Eugene A. Trainor
                                              ____________________________
                                              Name: Eugene A. Trainor
                                              Title:

                                         520 Madison Avenue
                                         New York, New York 10022
                                         Tel:  (212) 838-3830
                                         Fax:  (212) 644-8291

                                         CRM EURYCLEIA PARTNERS, L.P.


                                         By: CRM Eurycleia Investments, LLC,
                                             Its General Partner

                                         By: CRM Management, Inc.,
                                             Its Managing Member



                                         By:  /s/Eugene A. Trainor
                                              ______________________________
                                              Name:  Eugene A. Trainor
                                              Title:


                                         520 Madison Avenue
                                         New York, New York 10022
                                         Tel:  (212) 838-3830
                                         Fax:  (212) 644-8291

                                         A.C. ISRAEL ENTERPRISES, INC.


                                         By:  /s/Jay Howard
                                              _____________________________
                                              Name:  Jay Howard
                                              Title:

                                         520 Madison Avenue
                                         New York, New York 10022
                                         Tel:  (212) 838-3830
                                         Fax:  (212) 644-8291

                                         CRM-EFO PARTNERS, L.P.

                                         By:  CRM-EFO Investments, LLC,
                                              Its General Partner

                                         By:  CRM Management, Inc.,
                                              Its Managing Member


                                         By:  /s/Eugene A. Trainor
                                              __________________________
                                              Name:  Eugene A. Trainor
                                              Title:


                                         520 Madison Avenue
                                         New York, New York 10022
                                         Tel:  (212) 838-3830
                                         Fax:  (212) 644-8291



                                         ______________________________
                                         Richard S. Fuld, Jr.


                                         By: Cramer Rosenthal McGlynn, Inc.,
                                             Attorney-in-Fact



                                         By: /s/Eugene A. Trainor
                                             ___________________________
                                             Name:  Eugene A. Trainor
                                             Title: Chief Financial
                                                    Officer

                                         520 Madison Avenue
                                         New York, New York 10022
                                         Tel:  (212) 838-3830
                                         Fax:  (212) 644-8291

                                        PAMELA EQUITIES CORP.


                                        By:  /s/ Gregory Manocherian
                                             _________________________
                                             Name:
                                             Title:

                                        3 New York Plaza
                                        18th Floor
                                        New York, New York 10004
                                        Tel:  (212) 837-4829
                                        Fax:  (212) 837-4938

                                        WHITEHALL PROPERTIES, LLC



                                        By:  /s/Gregory Manocherian
                                             ________________________
                                             Name:
                                             Title: Manager

                                        3 New York Plaza
                                        18th Floor
                                        New York, New York 10004
                                        Tel:  (212) 837-4829
                                        Fax:  (212) 837-4938


                                        KABUKI PARTNERS ADP, GP


                                        By:  /s/Gregory Manocherian
                                             ___________________________
                                             Name:
                                             Title:  General Partner

                                        3 New York Plaza
                                        18th Floor
                                        New York, New York 10004
                                        Tel:  (212) 837-4829
                                        Fax:  (212) 837-4938

                                        MBF CAPITAL CORP.



                                        By:  /s/Mark B. Fisher
                                             ________________________
                                             Name:  Mark B. Fisher
                                             Title:  President

                                        12 East 49th Street
                                        35th Floor
                                        New York, New York 10017
                                        Telephone:  (212) 339-2861
                                        Facsimile:  (212) 339-2834

                                        MBF BROADBAND SYSTEMS, L.P.

                                        By: MBF Broadband Systems, Inc.,
                                            Its General Partner


                                        By:  /s/Mark B. Fisher
                                             ________________________
                                             Name:  Mark B. Fisher
                                             Title:  President

                                        12 East 49th Street
                                        35th Floor
                                        New York, New York 10017
                                        Telephone:  (212) 339-2861
                                        Facsimile:  (212) 339-2834


                                        PHINEAS BROADBAND SYSTEMS, L.P.


                                        By: MBF Broadband Systems, Inc.,
                                            Its General Partner


                                        By:  /s/Mark B. Fisher
                                             ________________________
                                             Name:  Mark B. Fisher
                                             Title:  President

                                        12 East 49th Street
                                        35th Floor
                                        New York, New York 10017
                                        Telephone:  (212) 339-2861
                                        Facsimile:  (212) 339-2834

                                        /s/Mark B. Fisher
                                        _____________________________
                                        Mark B. Fisher

                                        12 East 49th Street
                                        35th Floor
                                        New York, New York 10017
                                        Telephone:  (212) 339-2861
                                        Facsimile:  (212) 339-2834

                                        McGLYNN FAMILY PARTNERSHIP


                                        By:  /s/Ronald H. McGlynn
                                             _______________________________
                                             Name:  Ronald H. McGlynn
                                             Title:  General Partner

                                        520 Madison Avenue
                                        New York, New York 10022
                                        Tel:  (212) 838-3830
                                        Fax:  (212) 644-8291



                                        /s/Fred M. Filoon
                                        _____________________________
                                        Fred M. Filoon


                                        520 Madison Avenue
                                        New York, New York 10022
                                        Tel:  (212) 838-3830
                                        Fax:  (212) 644-8291



                                        /s/Euguene A. Trainor
                                        _____________________________
                                        Eugene A. Trainor

                                        520 Madison Avenue
                                        New York, New York 10022
                                        Tel:  (212) 838-3830
                                        Fax:  (212) 644-8291

                              [SCHEDULES OMITTED]

                                                                       EXHIBIT A


                               FORM OF DEBENTURE

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND CANNOT BE SOLD OR TRANSFERRED UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION UNDER SUCH ACT OR LAWS IS AVAILABLE. THE TRANSFERABILITY OF THESE SECURITIES IS FURTHER SUBJECT TO THE PROVISIONS OF A PURCHASE AGREEMENT DATED AS OF JULY 29, 1997 AMONG THE COMPANY AND THE PURCHASERS NAMED THEREIN.


                         CLASS A 13% CONVERTIBLE SENIOR
                   SUBORDINATED PAY-IN-KIND DEBENTURE DUE 1999

                               [Date of Issuance]


          LOGIMETRICS, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of [name of purchaser] (together with its, his or her successors and assigns, the "Holder") the principal amount of _____________________ Dollars ($______________)in lawful money of the United
States, together with interest thereon calculated from the date hereof and payable in accordance with the provisions of this debenture ("Debenture").

          By accepting this Debenture, the Holder agrees that the obligations of the Company to the Holder under this Debenture shall be subordinated only to the Senior Debt (as hereinafter defined) of the Company, all upon the terms set forth in paragraph 4 hereof.

          This Debenture may be surrendered for transfer or exchange by the Holder hereof upon surrender of this Debenture, together with a properly completed bond power or other instrument of transfer, and any required signature guarantees, at the office of the Company set forth in Section 11 hereof. Upon proper surrender, the Company shall issue one or more replacement Debentures of like tenor registered in the names and in the denominations requested by the surrendering Holder and dated the date of issuance thereof; provided, however, that (i) appropriate adjustments shall be made to reflect the date of issue and principal amount of each such replacement Debenture, (ii) the aggregate principal amount of all Debentures, excluding Accrued Interest Debentures (as defined below), shall be limited to $3,583,333, and (iii) no Debenture shall be issued in a principal amount of less than $50,000 unless in connection with a transfer resulting from the complete liquidation of the original Holder of this Debenture. All Debentures shall rank pari passu.

          1. Payment of Interest. Subject to subparagraph 6(c)(xviii)(C) hereof, interest will accrue from the date hereof at the rate of thirteen percent (13%) per annum on the unpaid principal amount of this Debenture outstanding from time to time on the basis of a 360-day year for the actual number of days elapsed. Subject to paragraph 4 hereof, the Company will pay to the Holder all accrued and unpaid interest on this Debenture on [first interest payment date following the issuance date] and quarterly thereafter, in arrears, on the 15th day of [January], the

15th day of [April], the 15th day of [July] and the 15th day of [October] (each, an "Interest Payment Date") to and including the earlier to occur of the Conversion Date (hereinafter defined) or the Due Date (hereinafter defined). Interest will accrue at the greater of the Default Rate (hereinafter defined) and the rate of fifteen percent (15%) per annum on any principal payment past due under this Debenture and, unless prohibited under applicable law (and if so prohibited then only to the extent not so prohibited), on any interest which has not been paid on the date on which it is due and payable (without giving effect to any applicable grace periods or paragraph 4 hereof) until such time as payment therefor is actually delivered to the Holder.

          On each Interest Payment Date other than the Due Date (as defined below), in payment of the interest due on this Debenture on such Interest Payment Date, the Company shall deliver to the Holder of this Debenture a new Debenture (an "Accrued Interest Debenture"), in the form of this Debenture, dated such Interest Payment Date (and bearing interest from such Interest Payment Date) and having a principal amount corresponding to the interest due on this Debenture on such Interest Payment Date. On the Due Date, in payment of the interest due on this Debenture on such date, the Company shall deliver, at the option of the Holder, either (a) a cash payment in such amount, or (b) the number of shares of Common Stock, par value $.01 per share ("Common Stock"), into which Accrued Interest Debentures would be convertible pursuant to Section 6 hereof if Accrued Interest Debentures had been issued to the Holder on the Due Date in payment of such interest and such Accrued Interest Debentures were converted by the Holder immediately thereafter. Unless the Holder gives the Company not less than 10 days' prior written notice of the exercise of such option, the Holder shall be deemed to have irrevocably elected to receive payment of such interest in cash on the Due Date. Any exercise or deemed exercise of such option shall be binding on any subsequent Holder of this Debenture.

          2. Payment of Principal on Debenture.

               (a) Scheduled Payments. The Company will repay the principal amount of this Debenture on [two years from date of issue] [date] ("Due Date").

               (b) Optional Prepayment. At any time after nine months from the date hereof, provided that the Registration Statement (hereinafter defined) is effective and available for sales of Registrable Securities (hereinafter defined) thereunder, the Company may at any time hereafter prepay, without premium or penalty, all (but not less than all) of the outstanding principal amount of the Debentures (including, for this purpose, the Accrued Interest Debentures), together with interest accrued on such prepaid amount to the date of payment; provided (i) the average closing price of the Company's Common Stock on days the Common Stock traded during the 120-day period immediately preceding the date of the notice provided for in paragraph (c) hereinbelow shall have been not less than $5.00, and (ii) the closing price of the Common Stock for each of the 30 trading days immediately preceding the date of such notice shall have been not less than $5.00, adjusted in each case for stock splits, stock dividends or other similar transactions affecting the price of the Common Stock. All such prepayments shall be applied pro rata to all of the Debentures. At the option of the Holder, interest accrued on the prepaid amount to the date of payment shall be paid either (a) in cash or (b) by the issuance by the Company to the Holder of shares of Common Stock into which Accrued Interest Debentures would be convertible pursuant to Section 6 hereof if Accrued Interest Debentures had been issued to the Holder on such date in payment of such interest and such Accrued Interest Debentures were converted by the Holder immediately thereafter. Unless the Holder gives the Company not less than 10 days' prior written notice of the exercise of such option, the Holder shall be deemed to have irrevocably elected to receive payment of such interest in cash. Any exercise or deemed exercise of such option shall be binding on any subsequent Holder of this Debenture.

               (c) Notice of Prepayment. The Company will give written notice of its election to prepay this Debenture to the Holder in person or by registered or certified mail, return receipt requested, at least thirty (30) and not more than forty-five (45) days prior to the date of prepayment. On the date of prepayment specified in the Company's notice, the Company will deliver to the Holder of this Debenture in person or by registered or certified mail, return receipt requested, a cashier's or certified check for the entire outstanding principal amount being prepaid, together with all accrued interest thereon through the date of prepayment.

          3. Intentionally Omitted.

          4. Subordination. The Company's payment, whether voluntary or involuntary, whether in cash, property, securities or otherwise and whether by application of offset or otherwise (hereinafter "Payment") of any of its obligations under this Debenture, other than the issuance of Accrued Interest Debentures, shall be subject to the following restrictions:

               (a) Subordination to Senior Debt. Anything in this Debenture to the contrary notwithstanding, the obligations of the Company in respect of the principal of and interest (including any premium or penalty) on this Debenture and any other amounts due under this Debenture (the "Subordinated Debt") shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the Senior Debt. "Senior Debt", when used with respect to the Company, means (i) the Company's indebtedness to North Fork Bank ("Bank") under (A) that certain $640,000.04 Restated and Amended Term Loan Note, dated April 25, 1997, and (B) that certain $2,200,000 Sixth Restated and Amended Revolving Credit Note, dated April 25, 1997, in each case, together with interest thereon and (ii) renewals, extensions, refinancings, deferrals, restructurings, amendments, modifications and waivers of the indebtedness described in clause (i) above.

               (b) Default on Senior Debt. So long as the Senior Debt has not been paid in full, if there shall occur a default in the payment when due of any amount due and owing on account of Senior Debt (any of the foregoing being a "Senior Debt Default") then, from and after the receipt of written notice thereof from the holder of Senior Debt unless and until such Senior Debt Default shall have been remedied or waived the Company will not make any Payment on any Subordinated Debt, and the Holders of Subordinated Debt will not receive or accept any direct or indirect Payment in respect thereof, and the Company may not redeem or otherwise acquire any Subordinated Debt.

               (c) Changes in Senior Debt. Any holder of Senior Debt may, at any time and from time to time, without the consent of, or notice to, the Holder and without incurring responsibility to the Holder, and without impairing or releasing the obligations of the Holder hereunder:

               (i) Change the manner, place or terms of payment or change or extend the time of payment of or renew or alter the Senior Debt or any portion thereof; provided, however, that without the written consent of the Majority Holders (hereinafter defined) the principal amount of and interest rate applicable from time to time to Senior Debt may not be increased (other than pursuant to the terms of the Senior Debt as such terms existed on the date of issuance hereof);

               (ii) Sell, exchange, release or otherwise deal with any collateral securing the Senior Debt or any other property by whomsoever at any time pledged or mortgaged to secure, or however securing, the Senior Debt or any portion thereof; and

               (iii) Apply any sums by whomsoever paid or however released to the Senior Debt or any portion thereof.

               (d) Consent to Senior Debt. By acceptance of this Debenture, the Holder hereby consents to the making of Senior Debt and hereby acknowledges that each current and future holder of Senior Debt has relied, and in the future will rely, upon the terms of this Debenture. The holders of Senior Debt shall have no liability to the Holder and the Holder hereby waives any claim which it may have now or hereafter against any holder of Senior Debt arising from any and all actions which any holder of Senior Debt may take or omit to take in good faith with regard to the Senior Debt or its rights or obligations hereunder.

               (e) Payments in Trust. Until the Senior Debt has been repaid in full, in the event the Holder shall receive any Payment in contravention of the provisions of this paragraph 4 including, Payments arising under the subordination provisions of any other indebtedness of the Company, the Holder shall hold all such Payments so received in trust for the holders of Senior Debt and shall forthwith turn over all such Payments to the holders of Senior Debt in the form received (except for the endorsement or assignment of the Holder as necessary, without recourse or warranty) to be applied to payment of the Senior Debt whether or not then due and payable. Any Payment so received in trust and turned over to the holders of Senior Debt shall not be deemed a Payment in satisfaction of the Subordinated Debt by the Company.

               (f) Payment in full of Senior Debt; Subrogation. If any Payment to which a Holder of Subordinated Debt would otherwise have been entitled but for the provisions of this paragraph 4 shall have been applied, pursuant to the provisions of this paragraph 4, to the payment of Senior Debt, then and in such case, the Holder of the Subordinated Debt (i) shall be entitled to receive from the holders of Senior Debt at the time outstanding any payments or distributions received by such holders of Senior Debt in excess of the amount sufficient to pay all Senior Debt in cash in full (whether or not then due), and (ii) following payment of the Senior

Debt in full, shall be subrogated to any right of the holders of Senior Debt to receive any and all further payments or distributions applicable to Senior Debt, until all the Subordinated Debt shall have been paid in full. If the Holder of the Subordinated Debt shall have been subrogated to the rights of the holders of Senior Debt due to the operation of this paragraph 4(f), the Company agrees to take all such reasonable actions as are requested by such Holders of the Subordinated Debt in order to cause such Holders to be able to obtain payments from the Company with respect to such subrogation rights as soon as possible.

               (g) No Impairment of the Company's Obligations. Nothing contained in this paragraph 4, as between the Company and the Holder of this Debenture, shall impair the obligation of the Company, which is absolute and unconditional, to pay to the Holder the principal of and interest on this Debenture as and when the same shall become due and payable in accordance with the terms hereof.

               (h) Advances in Reliance. The Holder of this Debenture, by its acceptance hereof, agrees that each holder of Senior Debt has advanced funds or may in the future advance funds in reliance upon the terms and conditions hereof.

               (i) Non-Waiver of Rights. No right of any holder of Senior Debt to enforce its right of subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, or by any act or failure to act by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Debenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

               (j) Recaptured Payments. Any Payments received by a holder of Senior Debt from the Company or the Holder which, in connection with an Insolvency Event or Proceeding (hereinafter defined), is required to be remitted to the payor or the bankrupt estate shall not be deemed a Payment to such holder of Senior Debt for all purposes hereunder.

          5. Security. The obligations of the Company to the Holder of this Debenture (including the obligation to pay the Accrued Interest Debentures when due) are secured by certain Collateral to the extent provided in the Amended and Restated Security Agreement, dated as of March 7, 1996, as amended and restated as of July 29, 1997 ("Security Agreement"), made by the Company in favor of Holders of the Debentures. In addition to all rights and remedies provided herein, Holders of the Debentures are entitled to the benefits provided in the Security Agreement. By accepting this Debenture, the Holder hereof agrees to be bound by the terms of the Security Agreement.

          6. Conversion Rights.

               (a) The Holder of this Debenture has the right (the "Conversion Right"), exercisable at his, her or its option at any time during which the principal amount of this Debenture is outstanding, to convert this Debenture, but only in whole, into _____________

(___________)   shares  of  Common  Stock,  subject  to  adjustment  in  certain circumstances as provided herein.

               (b) The Conversion Right is exercisable upon surrender of this Debenture, together with a conversion notice, in the form attached hereto as Exhibit A, duly executed and completed, evidencing the election of the Holder to exercise the Conversion Right, at the Company's principal office at 50 Orville Drive, Bohemia, New York 11716. The registered owner of this Debenture shall become the record holder of the shares of Common Stock issuable upon conversion as of the date of exercise of the Conversion Right (the "Conversion Date"). The shares issued in connection with the Conversion Right shall be registered initially in the name of the Holder, and delivered to the Holder no later than two (2) business days after receipt of a properly completed conversion notice. Upon conversion, the Company shall pay to the Holder accrued but unpaid interest on this Debenture up to, but excluding, the Conversion Date. At the option of the Holder, such accrued but unpaid interest shall be paid either (a) in cash or
(b) by the issuance by the Company to the Holder of shares of Common Stock into which Accrued Interest Debentures would be convertible pursuant to Section 6 hereof if Accrued Interest Debentures had been issued to the Holder on such date in payment of such interest and such Accrued Interest Debentures were converted by the Holder immediately thereafter. Unless the Holder gives the Company not less than 10 days' prior written notice of the exercise of such option, the Holder shall be deemed to have irrevocably elected to receive payment of such interest in cash. Any exercise or deemed exercise of such option shall be binding on any subsequent Holder of this Debenture.

               (c) In case, at any time or from time to time after the date of issuance of this Debenture ("Issuance Date"), the Company shall issue or sell shares of its Common Stock (other than any Common Stock issuable upon the exercise or conversion of (i) the Debentures (and any replacement Debenture or Debentures issued upon transfer or exchange of this Debenture), (ii) any Accrued Interest Debentures (and any replacement Accrued Interest Debenture or Accrued Interest Debentures issued upon transfer or exchange of the Accrued Interest Debentures), (iii) the Company's Amended and Restated Class B 13% Convertible Senior Subordinated Pay-in-Kind Debentures due 1999 (the "Class B Debentures") (and any replacement Class B Debenture or Class B Debentures issued upon transfer or exchange of the Class B Debentures), (iv) any additional securities issued in lieu of cash interest otherwise payable on the Class B Debentures (the "Class B Accrued Interest Debentures") (and any replacement Class B Accrued Interest Debenture or Class B Accrued Interest Debentures issued upon transfer or exchange of the Class B Accrued Interest Debentures), (v) securities outstanding on the date hereof, (vi) awards made pursuant to the Company's Stock Compensation Program (the "Plan"), (vii) awards made pursuant to any incentive compensation plan or arrangement approved by the Company's Board of Directors or by the Compensation Committee of the Company's Board of Directors, (viii) the Company's Series G Warrants, (ix) the Company's Series H Warrants, or (x) the Company's Series I Warrants) (such securities, collectively, the "Subject Securities") for a consideration per share less than $.52 per share ("Trigger Price"), or, if a Pro Forma Adjusted Trigger Price (hereinafter defined) shall be in effect as provided below in this paragraph (c), then less than such Pro Forma Adjusted Trigger Price per share, then and in each such case the Holder of this Debenture, upon the conversion hereof as provided in paragraph (a) hereof, shall be entitled to receive, in lieu of the shares of Common Stock theretofore receivable upon the conversion of this Debenture, a number of shares of Common Stock determined by
(a) dividing the Trigger Price by a Pro Forma Adjusted Trigger Price per share to be computed as provided below in this paragraph (c), and (b) multiplying the resulting quotient by the number of shares of Common Stock into which this Debenture is then convertible. A Pro Forma Adjusted Trigger Price per share shall be the price computed (to the nearest cent, a fraction of half cent or more being considered a full cent):

          by dividing (i) the sum of (x) the result obtained by multiplying the number of shares of Common Stock of the Company outstanding immediately prior to such issue or sale by the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, by such Price), and
          (y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

For the purpose of this paragraph (c):

               (i) In case the Company splits its Common Stock or shall declare any dividend, or make any other distribution, upon any stock of the Company of any class payable in Common Stock, or in any stock or other securities directly or indirectly convertible into or exchangeable for Common Stock (any such stock or other securities being hereinafter called "Convertible Securities"), such split, declaration or distribution shall be deemed to be an issue or sale (as of the record date for such split, dividend or other distribution), without consideration, of such Common Stock or such Convertible Securities, as the case may be.

               (ii) In case the Company shall issue or sell any Convertible Securities other than the Subject Securities, there shall be determined the price per share for which Common Stock is issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock of the Company issuable upon the conversion or exchange of all such Convertible Securities.

               If the price per share so determined shall be less than the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, less than such Price) as of the date of such issue or sale, then such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the Pro Forma Adjusted Trigger Price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all such Convertible Securities which shall have been converted or exchanged.

               (iii) In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Common Stock of any class other than the Subject Securities, there shall be determined the price per share for which Common Stock is issuable upon the exercise of such rights or options, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, by (b) the maximum number of shares of Common Stock issuable upon the exercise of such rights or options.

               If the price per share so determined shall be less than the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, less than such Price) as of the date of such issue or sale, then the granting of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such rights or options shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company upon the exercise thereof, the Pro Forma Adjusted Trigger Price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights or options, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

               (iv) In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Convertible Securities other than the Subject Securities, such Convertible Securities shall be deemed, for the purposes of subparagraph (iii) above, to have been issued or sold for the total amount received or receivable by the Company as consideration for the granting of such rights or options plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, provided that, upon the expiration of such rights or options, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made upon the basis that the only Convertible Securities so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

               (v) In case any shares of stock or other securities, other than Common Stock of the Company, shall at any time be receivable upon the conversion of this Debenture, and in case any additional shares of such stock or any additional such securities (or any stock or other securities convertible into or exchangeable for any such stock or securities) shall be issued or sold for a consideration per share such as to dilute the purchase rights evidenced by this Debenture, then and in each such case the Pro Forma Adjusted Trigger Price per share shall forthwith be adjusted, substantially in the manner provided for above in this paragraph (c), so as to protect the Holder of this Debenture against the effect of such dilution.

               (vi) In case any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, after deducting any expenses incurred and any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale.

               (vii) In case any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash (or a consideration which includes cash and other assets) then, for the purpose of this paragraph (c), the Board of Directors of the Company shall promptly determine the fair value of such consideration, and such Common Stock, Convertible Securities, rights or options shall be deemed to have been issued or sold on the date of such determination in good faith. Such value shall not be more than the amount at which such consideration is recorded in the books of the Company for accounting purposes except in the case of an acquisition accounted for on a pooling of interest basis. In case any Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, the Board of Directors of the Company shall promptly determine in good faith what part of the consideration so received is to be deemed to be the consideration for the issue or sale of such Common Stock or Convertible Securities or such rights or options.

               The Company covenants and agrees that, should any determination of fair value of consideration or of allocation of consideration be made by the Board of Directors of the Company, pursuant to this subparagraph (vii), it will, not less than seven (7) days after any and each such determination, deliver to the Holder of this Debenture a certificate signed by the President or a Vice President and the Treasurer or an Assistant Treasurer of the Company reciting such value as thus determined and setting forth the nature of the transaction for which such determination was required to be made, the nature of any consideration, other than cash, for which Common Stock, Convertible Securities, rights or options have been or are to be issued, the basis for its valuation, the number of shares of Common Stock which have been or are to be issued, and a description of any Convertible Securities, rights or options which have been or are to be issued, including their number, amount and terms.

               (viii) In case the Company shall take a record of the holders of shares of its stock of any class for the purpose of entitling them (a) to receive a dividend or a distribution payable in Common Stock or in Convertible Securities, or (b) to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Stock issued or sold or deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution, or the date of the granting of such rights of subscription, purchase or other acquisition, as the case may be.

               (ix) The number of shares of Common Stock outstanding at any given time shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock, but shall exclude shares in the treasury of the Company.

               (x) Following each computation or readjustment of a Pro Forma Adjusted Trigger Price as provided in this paragraph (c), the newly computed or adjusted Pro Forma Adjusted Trigger Price shall remain in effect until a further computation or readjustment thereof is required by this paragraph (c).

               (xi) In case at any time or from time to time after the Issuance Date the holders of the Common Stock of the Company of any class (or any other shares of stock or other securities at the time receivable upon the exercise of this Debenture) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive:

                    (A) other or additional stock or other securities or property (other than cash) by way of dividend;

                    (B) any cash  paid or  payable  out of  capital  or  paid-in surplus or surplus created as a result of a revaluation of property by way of dividend; or

                    (C) other or additional (or less) stock or other  securities or property (including cash) by way of stock-split, spin-off, split-off, split-up, reclassification, combination of shares or similar corporate rearrangement;

(other than additional shares of Common Stock issued to holders of Common Stock as a stock dividend or stock-split, adjustments in respect of which shall be covered by the provisions of this paragraph (c)), then in each case the Holder of this Debenture, upon the conversion hereof as provided in paragraph (a) hereof, shall be entitled to receive, in lieu of, or in addition to, as the case may be, the shares theretofore receivable upon the conversion of this Debenture, the amount of stock or other securities or property (including cash in the cases referred to in clauses (B) and (C) above) which such Holder would hold on the date of such exercise if, on the Issuance Date, he, she or it had been the holder of record of the number of shares of Common Stock of the Company into which this Debenture is convertible and had thereafter, during the period from the Issuance Date to and including the date of such conversion, retained such shares and/or all other or additional (or less) stock or other securities or property (including cash in the cases referred to in clauses (B) and (C) above) receivable by him, her or it as aforesaid during such period, giving effect to all adjustments called for during such period by paragraph (c) and subparagraph
(xii) hereof.

               (xii) In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time deliverable on the conversion of this Debenture) after the date hereof, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all its assets to another corporation, then and in each such case the Holder of this Debenture, upon the conversion hereof as provided in paragraph (a) hereof, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had converted this Debenture immediately prior thereto, all subject to further adjustments as provided for herein; in each such case, the terms of this Debenture shall be applicable to the shares of stock or other securities or property receivable upon the conversion of this Debenture after such consummation.

               (xiii) The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Debenture, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the conversion of this Debenture above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the conversion of this Debenture.

               (xiv) In each case of an adjustment in the number of shares of Common Stock or other stock, securities or property receivable on the conversion of this Debenture, at the request of the Holder of this Debenture the Company at its expense shall promptly cause independent public accountants of recognized standing, selected by the Company, to compute such adjustment in accordance with the terms of this Debenture and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (A) the consideration received or to be received by the Company for any additional shares issued or sold or deemed to have been issued or sold, (B) the number of shares of Common Stock outstanding or deemed to be outstanding and (C) the Pro Forma Adjusted Trigger Price. The Company will forthwith mail a copy of each such certificate to the Holder of this Debenture.

               (xv) In case:

                    (A) the  Company  shall take a record of the  holders of its
               Common Stock (or other stock or securities at the time deliverable upon the conversion of this Debenture) for the purpose of entitling or enabling them to receive any dividend (other than a cash or stock dividend at the same rate as the rate of the last cash or stock dividend theretofore paid) or other distribution, or to exercise any preemptive right pursuant to the Company's charter, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                    (B) of  any  capital  reorganization  of  the  Company,  any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                    (C) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Debenture a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the times, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Debenture) shall be entitled to exchange their shares of Common Stock of any class (or such other stock or securities) for reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up or (iii) the amount and character of the stock or other securities proposed to be issued or granted, the date of such proposed issuance or grant and the persons or class of persons to whom such stock or other securities are to be offered, issued or granted. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

               (xvi) The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of this Debenture and other similar Debentures, such shares of Common Stock and other stock, securities and property as from time to time shall be issuable upon the exercise of this Debenture and all other similar Debentures at the time outstanding.

               (xvii) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to it, or (in the case of mutilation) upon surrender and cancellation thereof, the Company will issue, in lieu thereof, a new Debenture of like tenor.

               (xviii) (A) On or prior to [90 days after date of issuance] [date], the Company will file a registration statement ("Registration Statement") with the Securities and Exchange Commission ("SEC") covering the shares of Common Stock issuable upon conversion of the Debentures and any Accrued Interest Debentures (and covering such other securities as the Company shall determine in its sole discretion) (collectively "Registrable Securities"), and will use its best efforts to cause the Registration Statement to become effective on or prior to the ninetieth day after such filing and to keep the Registration Statement effective until the earlier of (i) seven years from the date it is declared effective by the SEC, or (ii) the sale of all of the Registrable Securities.

                    (B)  The  following   provisions   shall  be  applicable  to
          the Registration Statement:

                         (aa) The Company will use its best efforts to cause the
                    Registration Statement to become effective as promptly as possible, and if any stop order shall be issued by the SEC in connection therewith to use its reasonable efforts to obtain the removal of such order. Following the effective date of the Registration Statement, the Company shall, upon the request of the Holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Act, and other documents necessary or incidental to a public offering of the Registrable Securities, as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of its, his or her Registrable
                    Securities;   provided,  however,
                    that by accepting this Debenture, the Holder agrees, if requested by the managing underwriter(s) in connection with an underwritten public offering of the Company's equity securities, to enter into a customary agreement with such managing underwriter(s) not to offer for sale or sell its, his or her Registrable Securities for up to 180 days after such offering. The Company will use its reasonable efforts to qualify the Registrable Securities for sale in such states as the holder of Registrable Securities shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to service of general process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Company hereunder with respect to the Holder's Registrable Securities are expressly conditioned on the Holder's furnishing to the Company such appropriate information concerning the Holder, the Holder's Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may reasonably request.

                         (bb) The  Company  shall pay all  expenses  incurred in
                    complying with the provisions of this subparagraph (xviii), including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel to the Company, securities law and blue sky fees and expenses and the expenses of any regular and special audits incident to or required by any such registration. All underwriting discounts and selling commissions applicable to the sales of the Registrable Securities, and any state or federal transfer taxes payable with respect to the sales of the Registrable Securities and all fees and disbursements of counsel for the Holder, if any, in each case arising in connection with registration of the Registrable Securities shall be payable by the Holder.

                         (cc)  In  connection  with  the   registration  of  the
                    Registrable Securities pursuant to this subparagraph (xviii), the Company shall indemnify and hold harmless the Holder, its affiliates, officers, directors, partners, employees, agents and representatives, each person, if any, who controls the Holder within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any person deemed to be an underwriter of the Registrable Securities and any person claiming by or through any of them (collectively, the "Indemnified Persons") from and against all losses, claims, damages, expenses or liabilities (or actions in respect thereof) arising out of or are based upon any untrue statement of any material fact contained in the Registration Statement or alleged untrue statement, under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and will reimburse the Indemnified Persons for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to any Indemnified Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in the Registration Statement, said preliminary prospectus or said final prospectus or said amendment or supplement or any document incident thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder.

                         (dd) The Holder will  indemnify  and hold  harmless the
                    Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company from and against any and all such losses, claims, damages or liabilities arising from any untrue statement in, or omission from, the Registration Statement, any such preliminary or final prospectus, amendment, or supplement or document incident thereto if the statement or omission in respect of which such loss, claim, damage or liability is asserted was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Holder for use in connection with the preparation of the Registration Statement or such prospectus or amendment or supplement thereof.

                         (ee) The  reimbursements  required by clauses  (cc) and
                    (dd) shall be made by periodic payments during the course of the investigation or defense as and when bills are received or expenses incurred; provided, however, that to the extent that an indemnified party receives periodic payments for legal or other expenses during the course of an investigation or defense, and such party subsequently received payments for such expenses from any other parties to the proceeding, such payments shall be used by the indemnified party to reimburse the indemnifying party for such periodic payments. Any party which proposes to assert the right to be indemnified under clause (cc) or (dd) will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against any indemnified party hereunder, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the failure to so notify such indemnifying party of any such action, suit or proceeding shall not relieve the indemnifying party from any obligation which it may have to any indemnified party hereunder unless and only to the extent that the indemnifying party is prejudiced by said lack of notice. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expense, other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party, when and as incurred, unless (A) the employment of counsel by such indemnified party has been authorized by the indemnifying party, (B) the indemnified party has reasonably concluded (based on advice of counsel), that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party, (C) the indemnified party shall have reasonably concluded (based on advice of counsel) that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), or (D) the indemnifying party shall not in fact have employed counsel to assume the defense of such action within 15 days after receipt of notice of such action. An indemnifying party shall not be liable for any settlement or any action or claim effected without its consent, which shall not be unreasonably withheld.

                         (ff)  If  the  indemnification  provided  for  in  this
                    subparagraph (xviii) is unavailable to any indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth herein, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                         (gg) The Company and the Holder agree that it would not
                    be just and  equitable  if  contribution  pursuant to clause
                    (ff) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding any other provision hereof, in no event shall the contribution obligation of the Holder be greater in amount than the excess of (A) the dollar amount of net proceeds received by the Holder upon the sale of the securities giving rise to such contribution obligation over (B) the dollar amount of any damages that the Holder has otherwise been required to pay by reason of the untrue or alleged untrue statement or omission or alleged omission giving rise to such obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                         (hh) Neither the filing of the  Registration  Statement
                    by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon the Holder any obligation to convert his, her or its
                    Debentures   or  to  sell  his,   her  or  its   Registrable
                    Securities.

                         (ii) The Holder, upon receipt of notice from the Company that an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of his, her or its Registrable Securities until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

                    (C) In the event (a) the Registration Statement is not filed by the Company with the SEC on or prior to [the ninetieth day following the date of issuance hereof] [date], or (b) the Registration Statement has not been declared effective by the SEC on or prior to [the 180th day following the date of issuance hereof] [date], the annual interest rate on the Debentures shall be the rate per annum ("Default Rate") which is 13% increased by one and one-half percent (1-1/2%) per annum for the first three (3) months immediately following the expiration of such ninety (90) day period or one hundred eighty (180) day period, as the case may be, and by an additional one-half of one percent (1/2%) per annum at the beginning of each subsequent thirty (30) day period thereafter, until such time as the requirements of clause (a) or (b) above, as the case may be, have been satisfied, at which time all increases in the interest rate borne by the Debentures resulting from the operation of this sentence shall terminate and the interest rate borne by the Debentures shall revert to the rate that otherwise would be in effect but for the operation of this sentence; provided, however, that in no event shall the interest rate borne by the Debentures exceed seventeen percent (17%) per annum pursuant to this sentence.

         7. Covenants.

          (a) Affirmative Covenants: The Company will, and with respect to the agreements set forth in subsections (i) through (viii) hereof, will cause each subsidiary to:

               (i) with respect to its properties, assets and business, maintain insurance against loss or damage, to the extent that property, assets and businesses of similar character are usually so insured by companies similarly situated and operating like properties, assets or businesses with responsible insurance companies satisfactory to the Majority Holders said insurance to indicate the Agent (as defined in the Security Agreement) as an additional insured;

               (ii) duly pay and discharge all taxes or other claims which might become a lien upon any of its properties except to the extent that such items are being in good faith appropriately contested;

               (iii) maintain, preserve and keep its properties in good repair, working order and condition, and make all reasonable repairs, replacements, additions, betterments and improvements thereto;

               (iv) conduct its business in substantially the same manner and in substantially the same fields as such business is now carried on and conducted;

               (v) comply with all statutes, rules and regulations and maintain its corporate existence;

               (vi) provide the Holder with the following financial information:

               (A) annually, as soon as available, but in any event within one hundred twenty (120) days after the last day of each fiscal year, audited financial statements, including balance sheets as of the last day of the fiscal year and statements of income and retained earnings and changes in financial condition for such fiscal year each prepared in accordance with generally accepted accounting principles, consistently applied ("GAAP") for the period and prior periods by independent Certified Public Accountants satisfactory to the Majority Holders;

               (B) as soon as available, but in any event within forty-five (45) days after the end of each fiscal quarter, internally prepared financial statements of the Company each prepared in accordance with GAAP and jobs-in-progress reports for said period and prior periods;

               (C) within a reasonable time after a written request therefor, such other financial data or information as the Holder may reasonably request from time to time;

               (D) at the same time as it delivers the financial statements required under the provisions of subsections (A) and (B) hereof, a certificate signed by the president or the chief financial, or accounting, officer of the Company, to the effect that no Event of Default hereunder or material default under any other agreement to which the Company is a party or by which it is bound, or by which any of its properties or assets may be affected, and no event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default, has occurred;

               (E) on a monthly basis, no later than the tenth (10th) day after each such month, backlog reports and accounts receivable agings of the Company;

                    (vii) permit the Holder to make or cause to be made, inspections and audits of any books, records and papers of the Company and of any parent or subsidiary thereof and to make extracts therefrom at all such reasonable times and as often as the Holder may reasonably require;

                    (viii) immediately give notice to the Holder that an Event of Default has occurred or that an event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, has occurred and specifying the action which the Company has taken and proposes to take with respect thereto.

                  (b)  Financial Covenants:

                    (i) At the end of each fiscal  quarter,  the  Company  shall maintain a Tangible Net Worth of (-3,042,322) or greater (as calculated in accordance with GAAP). For purposes hereof
               "Tangible Net Worth" shall mean, at any date, (i) the net book value of assets (other than patents, patent rights, trademarks, trade names, franchises, copyrights, licenses, permits, goodwill and other intangible assets classified as such in accordance with
               GAAP) after all appropriate adjustments in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization) plus
               (ii) subordinated indebtedness, in each case computed in accordance with GAAP; and

                    (ii) At the end of each fiscal  quarter,  the Company  shall report a net income (gross income less taxes and extraordinary items) of not less than $1.00.

                  (c) Negative Covenants: The Company will not, and will not permit any subsidiary to:

                    (i) create,  incur,  assume or suffer to exist any liability for borrowed money, except (A) indebtedness to the Bank or any other financial institution constituting "Senior Debt" hereunder;
               (B) indebtedness outstanding on the date hereof; (C) indebtedness represented by the Company's 13% Senior Subordinated Interest Note (the "Note") (and any replacement Note or Notes issued upon transfer or exchange of the Note), (D) indebtedness represented by the Debentures (and any replacement Debenture or Debentures issued upon transfer or exchange of the Debentures); (E) indebtedness represented by the Accrued Interest Debentures (and any replacement Accrued Interest Debenture or Accrued Interest
               Debentures issued upon transfer or exchange of the Accrued Interest Debentures); (F) indebtedness represented by the Class B Debentures (and any replacement Class B Debenture or Class B Debentures issued upon transfer or exchange of the Class B Debentures); (G) indebtedness represented by the Class B Accrued Interest Debentures (and any replacement Class B Accrued Interest Debenture or Class B Accrued Interest Debentures issued upon transfer or exchange of the Class B Accrued Interest Debentures); and (H) other indebtedness for borrowed money (whether or not constituting a refinancing of existing indebtedness) so long as
               (x) such  indebtedness  is not  secured  by  collateral  securing repayment of the Debentures, (y) such indebtedness contains provisions reasonably satisfactory to the Majority Holders subordinating the payment of principal and interest thereon to the prior payment of principal and interest on the Debentures, and (z) the incurrence of which will not cause an Event of Default, or an event which with notice or the lapse of time or both would constitute an Event of Default, hereunder (collectively, "Permitted Indebtedness");

                    (ii) create, incur, assume or suffer to exist, any mortgage, pledge, lien or encumbrance of or upon or security interest in, any of its property or assets now owned or hereafter acquired except (A) mortgages, liens, pledges and security interests securing Permitted Indebtedness; (B) other liens, charges and encumbrances incidental to the conduct of its business or the ownership of its property and assets which are not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not materially impair the use thereof in the operation of its business; (C) liens for taxes or other governmental charges which are not delinquent or which are being contested in good faith and for which a reserve shall have been established in accordance with GAAP; (D) liens granted to secure purchase money financing of equipment, provided such liens are limited to the equipment financed; and (E) liens granted to refinance unencumbered equipment provided such liens are limited to the equipment refinanced and the incurrence of which will not cause a default hereunder or in any Senior Debt;

                    (iii) assume,  endorse, be or become liable for or guarantee the obligations of any other person except by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

                    (iv) (A)  terminate  any pension plan so as to result in any material liability to The Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (the "PBGC"), (B) engage in or permit any person to engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended) involving any pension plan which would subject the Company to any material tax, penalty or other liability, (C) incur or suffer to exist any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, involving any pension plan, or (D) allow or suffer to exist any event or condition, which presents a material risk of incurring a material liability to the PBGC by reason of termination of any pension plan;

                    (v) amend,  supplement  or modify  the terms of the  Subject
               Securities or increase the outstanding amount of any Subject Securities (excluding awards granted under the Plan or under an incentive compensation plan or arrangement approved by the Company's Board of Directors or by the Compensation Committee of the Company's Board of Directors) without the prior consent of the Majority Holders;

                    (vi) enter into any merger or consolidation unless the Company shall be the surviving entity in any such merger or consolidation, and after giving effect to the transaction no Event of Default and no event which with the giving of notice or passage of time or both would constitute an Event of Default shall have occurred and be continuing, or liquidate, wind-up or dissolve itself or sell, transfer or lease or otherwise dispose of all or any substantial part of its assets;

                    (vii) lend or advance money, credit or property to or invest in (by capital contribution, loan, purchase or otherwise) any firm, corporation, or other person except (A) investments in United States Government obligations and certificates of deposit of any bank institution with combined capital and surplus of at least $200,000,000, (B) trade credit, (C) security deposits, or acquire or otherwise cause any other entity to become a subsidiary of the Company (as used herein the term "subsidiary" means any corporation or other organization, whether incorporated or unincorporated, of which the Company or any other subsidiary of the Company beneficially owns a majority of the voting or economic interests), (D) loans made to Murray H. Feigenbaum and Jerome Deutsch in the aggregate principal amount of $162,950 existing on the date hereof, and (E) loans made to Norman M. Phipps and Michael Gaffney in the aggregate amount of $675,000 existing on the date hereof;

                    (viii) declare or pay any dividends or distributions on account of its capital stock or purchase, redeem, retire or otherwise acquire any of its capital stock or any securities convertible into, exchangeable for, or giving any person the right to acquire or otherwise subscribe for, any shares of the Company's capital stock; provided, however, that so long as no Event of Default or event which, with the giving of notice, the lapse of time, or both would constitute an Event of Default hereunder has occurred and is continuing, the Company may pay regular quarterly dividends on the Preferred Stock in accordance with the terms thereof; or

                    (ix) engage in any transaction with any person or entity who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Company (an "Affiliate"), other than director and compensation arrangements with Affiliates serving as officers and/or directors of the Company approved by the Company's Board of Directors and other than transactions with Affiliates entered into in the ordinary course of business on terms which are at least as favorable to the Company as those available from unrelated third parties. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlled" and "controlling" have meanings correlative thereto.

          8. Events of Default.

               (a) Definition. For the purposes of this Debenture, an Event of Default hereunder will be deemed to have occurred if:

                    (i) the Company fails to pay the principal amount of this Debenture when due (whether upon the Due Date, upon acceleration or otherwise), whether or not such payment is prohibited by paragraph 4 hereof;

                    (ii) the Company fails to pay any interest, premium or penalty on this Debenture when due and such failure has continued for a period of ten (10) days;

                    (iii) the Company fails to perform or observe the provisions set forth in Paragraphs 7(b) or 7(c) hereof;

                    (iv) the Company fails to perform or observe any provision contained in this Debenture or the Security Agreement (other than those specifically covered by the other provisions of this paragraph 8(a)) and, if such failure is capable of being cured, such failure continues for a period of 30 days after the Company's receipt of written notice thereof;

                    (v) the Company shall have failed to pay when due any amount due and owing under any indebtedness of the Company for borrowed money or any other default or event of default shall have occurred (and shall have continued beyond the expiration of any applicable grace period) under any indebtedness of the Company for borrowed money which would permit the holder thereof to accelerate the maturity thereof or there shall have been an acceleration of the stated maturity of any indebtedness of the Company for borrowed money;

                    (vi) the Security Agreement shall at any time after its execution and delivery and for any reason cease to constitute a valid and perfected lien and security interest in and to the Collateral (as defined therein) or the Company shall take any position inconsistent therewith or any of the provisions of the Security Agreement that permit the Holder to exercise its remedies thereunder cease to be in full force and effect;

                    (vii) the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company as bankrupt or insolvent; or any order for relief with respect to the Company is entered under the Federal Bankruptcy Code; or the Company petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or of any substantial part of the assets of the Company, or commences any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction ("Insolvency Event or Proceeding"); or any such petition or application is filed, or any such proceeding is commenced, against the Company and either
     (y) the Company by any act indicates its approval thereof, consents thereto or acquiescence therein or (z) such petition application or proceeding is not dismissed within 60 days;

                    (viii) a final judgment which in the aggregate with other outstanding final judgments against the Company exceeds $250,000 shall be rendered against the Company and within 90 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 90 days after the expiration of such stay, such judgment is not discharged;

                    (ix) any representation or warranty made by the Company in the Purchase Agreement, dated July 29, 1997 between the Company and the original Holder of this Debenture, the Security Documents (as defined in such Purchase Agreement), or any other certificate or instrument delivered in connection therewith shall have been untrue in any material respect when made; or

                    (x)  the  Registration   Statement  shall  not  have  become
     effective [within 270 days after the date hereof] [on or prior to [date]].

             (b)  Consequences of Events of Default.

                    (i) If any Event of Default (other than the type described in subparagraph 8(a)(vii) above) has occurred, the Holder or Holders of Debentures representing a majority of the aggregate principal amount of Debentures then outstanding (the "Majority Holders") may demand (by written notice delivered to the Company) immediate payment of all or any portion of the outstanding principal amount of the Debentures owed by such Holder or Holders. If such Majority Holders demand immediate payment of all or any portion of such Holder's or Holders' Debentures, the Company will, to the extent permitted under the provisions of paragraph 4 hereof, immediately pay to such Holder or Holders the principal amount of the Debentures requested to be paid (plus accrued interest hereon). If an Event of Default of the type described in subparagraph 8(a)(vii) above has occurred, then all of the outstanding principal amount of the Debentures shall automatically be immediately due and payable without any action on the part of any Holders of the Debentures.

                    (ii) If an Event of Default has occurred, each Holder of the Debentures will also have any other rights which such Holder may have pursuant to applicable law, in each case provided such rights are consistent with the provisions of paragraph 4 hereof.

          9. Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of this Debenture may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Majority Holders, provided, however, neither the interest rate or principal amounts payable under the Debentures, the dates on which interest or principal under the Debentures is due nor the obligations to make payments on the Debentures on a pro rata basis shall be amended without the prior written consent of each Holder affected thereby, and further provided, however, that any amendment or waiver which might in any way adversely affect the holders of Senior Debt, including, but not limited to, any amendment or waiver affecting the provisions of paragraph 4 or this paragraph 9 shall require the prior written consent of each holder of Senior Debt. Any amendment or waiver effected in accordance with this paragraph 9 shall be binding upon each Holder of this Debenture and each future Holder of this Debenture.

          10. Cancellation. After all principal and accrued interest at any time owed on this Debenture has been paid in full, this Debenture will be surrendered to the Company for cancellation and will not be reissued.

          11. Place of Payment. Payments of principal and interest are to be delivered to the Holder at the office of the Company, 50 Orville Drive, Bohemia, New York 11716, or to such other address or to the attention of such other Person as specified by prior written notice to the Company.

          12. Waiver of Presentment, Demand and Dishonor. The Company hereby waives presentment for payment, protest, demand, notice of protest, notice of non-payment and diligence with respect to this Debenture, and waives and renounces all rights to the benefit of any statute of limitations or any moratorium, appraisement, exemption or homestead now provided or that hereafter may be provided by any federal or applicable state statute, including but not limited to exemptions provided by or allowed under the Federal Bankruptcy Code, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Debenture and any and all extensions, renewals and modifications hereof.

          No failure on the part of the Holder hereof or of any other Debentures to exercise any right or remedy hereunder with respect to the Company, whether before or after the happening of an Event of Default, shall constitute a waiver of any future Event of Default or of any other Event of Default. No failure to accelerate the debt of the Company evidenced hereby by reason of an Event of Default or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter; or shall be deemed to be a novation of this Debenture or a reinstatement of such debt evidenced hereby or a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right the Holder may have, whether by the laws of the state governing this Debenture, by agreement or otherwise; and the Company hereby expressly waives the benefit of any statute or rule of law or equity that would produce a result contrary to or in conflict with the foregoing.

          13. Usury. The Holder and the Company intend that the obligations evidenced by this Debenture conform strictly to the applicable usury laws from time to time in force. All agreements between the Company and the Holder, whether now existing or hereafter arising and whether oral or written, hereby are expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to the Holder, or collected by the Holder, by or on behalf of the Company for the use, forbearance or detention of the money to be loaned to the Company hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein of the Company to the Holder, or in any other document evidencing, securing or pertaining to such indebtedness evidenced hereby, exceed the maximum amount permissible under applicable usury law. If under any circumstances whatsoever fulfillment of any provision hereof or any other document, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances the Holder ever shall receive from or on behalf of the Company an amount deemed interest, by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the Company's principal amount owing hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and such other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to the Company or to any other person making such payment on the Company's behalf.

          14. Governing Law. The validity, construction and interpretation of this Debenture will be governed by the internal laws, but not the law of conflicts and choices of law, of the State of New York.

          IN WITNESS WHEREOF, the Company has executed and delivered this Class A 13% Convertible Senior Subordinated Pay-in-Kind Debenture this ___ day of ____________, 199__.

                                         LOGIMETRICS, INC.



                                         By:  ______________________________
                                              Name:   Charles S. Brand
                                              Title:  Chief Executive Officer

                                    EXHIBIT A

                               ELECTION TO CONVERT


                  (All capitalized terms used and not otherwise
                     defined herein shall have the meanings
             assigned to them in the Class A 13% Convertible Senior
                      Subordinated Pay-in-Kind Debentures)


LogiMetrics, Inc.
50 Orville Drive
Bohemia, New York 11716

TO WHOM IT MAY CONCERN:

          The undersigned registered owner of the attached Class A 13% Convertible Senior Subordinated Pay-in-Kind Debenture hereby irrevocably exercises the option to convert such Debenture into Common Stock of LogiMetrics, Inc. in accordance with the terms thereof, and directs that any shares issuable and deliverable upon the conversion be issued in the name of and delivered to the undersigned.



                                              [Name of Debentureholder]


Dated:  _____________, 199__

                                                                      EXHIBIT B
                            FORM OF SERIES G WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND CANNOT BE SOLD OR TRANSFERRED UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION UNDER SUCH ACT OR LAWS IS AVAILABLE. THE TRANSFERABILITY OF THESE SECURITIES IS FURTHER SUBJECT TO THE PROVISIONS OF A PURCHASE AGREEMENT DATED AS OF JULY 29, 1997 AMONG THE COMPANY AND THE PURCHASERS NAMED THEREIN.


                                LOGIMETRICS, INC.

                    Common Stock Purchase Warrant - Series G


          LOGIMETRICS, INC. (the "Company"), a Delaware corporation, hereby certifies that, for value received, [Name of Purchaser], or assigns, is entitled, subject to the terms set forth below, to purchase from the Company _____________________ (_____________) fully paid and non-assessable shares of
Common Stock, par value $.01 per share, of the Company (the "Common Stock"), at a purchase price, subject to the provisions of Paragraph 3 hereof, of fifty cents ($.50) per share (the "Purchase Price") at any time prior to July 29, 2004. The number and character of such shares are subject to adjustment as provided below, and the term "Common Stock" shall mean, unless the context otherwise requires, the stock or other securities or property at the time deliverable upon the exercise of this Warrant.

          1. EXERCISE OF WARRANT. The purchase rights evidenced by this Warrant shall be exercised by the holder hereof ("Holder") surrendering this Warrant, with the form of subscription at the end hereof duly executed by such Holder, to the Company at its office in Bohemia, New York (or such other office as may be designated by the Company from time to time), accompanied by payment (in cash or by certified or official bank check). This Warrant may be exercised for less than the full number of shares of Common Stock at the time called for hereby, in which case the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon any such partial exercise, the Company at its expense will forthwith issue to the Holder hereof a new Warrant or Warrants of like tenor calling for the number of shares of Common Stock as to which rights have not been exercised, such Warrant or Warrants to be issued in the name of the Holder hereof or his nominee.

          2. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant and payment of the Purchase Price, and in any event within five (5) business days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder hereof a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock or other securities or property to which such Holder shall be entitled upon such exercise, plus, in lieu of any fractional share interest to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share of Common Stock or other securities to which such Holder shall be so entitled.

          3. ADJUSTMENT FOR ISSUE OR SALE OF COMMON STOCK AT LESS THAN PURCHASE PRICE. In case, at any time or from time to time after the date of issuance of this Warrant ("Issuance Date"), the Company shall issue or sell shares of its Common Stock (other than any Common Stock issuable upon the exercise or conversion of (i) the Company's Class A 13% Senior Subordinated Convertible Pay-in-Kind Debentures due 1999 (the "Debentures") (and any replacement
Debenture or  Debentures  issued upon  transfer or exchange of the  Debentures),
(ii) any additional securities issued in lieu of cash interest otherwise payable on the Debentures ("Accrued Interest Debentures") (and any replacement Accrued Interest Debenture or Accrued Interest Debentures issued upon transfer or exchange of the Accrued Interest Debentures), (iii) the Company's Amended and Restated Class B 13% Convertible Senior Subordinated Pay-in-Kind Debentures due 1999 (the "Class B Debentures") (and any replacement Class B Debenture or Class B Debentures issued upon transfer or exchange of the Class B Debentures), (iv) any additional securities issued in lieu of cash interest otherwise payable on the Class B Debentures (the "Class B Accrued Interest Debentures") (and any
replacement Class B Accrued Interest Debenture or Class B Accrued Interest Debentures issued upon transfer or exchange of the Class B Accrued Interest Debentures), (v) securities outstanding on the date hereof, (vi) awards made pursuant to the Company's Stock Compensation Program, (vii) awards made pursuant to any incentive compensation plan or arrangement approved by the Company's Board of Directors or by the Compensation Committee of the Company's Board of Directors, (viii) the Company's Series G Warrants, (ix) the Company's Series H Warrants, or (x) the Company's Series I Warrants) (such securities, collectively, the "Subject Securities") for a consideration per share less than fifty-two cents ($.52) per share (the "Trigger Price") (or, if a Pro Forma Adjusted Trigger Price shall be in effect as provided below in this Paragraph 3, then less than such Pro Forma Adjusted Trigger Price per share), then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Paragraph 1 hereof, shall be entitled to receive, in lieu of the shares of Common Stock theretofore receivable upon the exercise of this Warrant, a number of shares of Common Stock determined by (a) dividing the Trigger Price by a Pro Forma Adjusted Trigger Price per share to be computed as provided below in this Paragraph 3, and (b) multiplying the resulting quotient by the number of shares of Common Stock called for on the face of this Warrant. A Pro Forma Adjusted Trigger Price per share shall be the price computed (to the nearest cent, a fraction of half cent or more being considered a full cent):

          by dividing (i) the sum of (x) the result obtained by multiplying the number of shares of Common Stock of the Company outstanding immediately prior to such issue or sale by the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, by such Price), and
          (y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

For the purpose of this Paragraph 3:

          3.1. Stock Splits, Dividends, etc., in Common Stock or Convertible Securities. In case the Company splits its Common Stock or shall declare any dividend, or make any other distribution, upon any stock of the Company of any class payable in Common Stock, or in any stock or other securities directly or indirectly convertible into or exchangeable for Common Stock (any such stock or other securities being hereinafter called "Convertible Securities"), such split, declaration or distribution shall be deemed to be an issue or sale (as of the record date for such split, dividend or other distribution), without consideration, of such Common Stock or such Convertible Securities, as the case may be.

          3.2. Issuance or Sale of Convertible Securities. In case the Company shall issue or sell any Convertible Securities other than the Subject Securities, there shall be determined the price per share for which Common Stock is issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock of the Company issuable upon the conversion or exchange of all such Convertible Securities.

          If the price per share so determined shall be less than the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, less than such Price) as of the date of such issue or sale, then such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the Pro Forma Adjusted Trigger Price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all such Convertible Securities which shall have been converted or exchanged.

          3.3. Grant of Rights or Options for Common Stock. In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Common Stock of any class other than the Subject Securities, there shall be determined the price per share for which Common Stock is issuable upon the exercise of such rights or options, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, by (b) the maximum number of shares of Common Stock issuable upon the exercise of such rights or options.

          If the price per share so determined shall be less than the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, less than such Price) as of the date of such issue or sale, then the granting of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such rights or options shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company upon the exercise thereof, the Pro Forma Adjusted Trigger Price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights or options, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

          3.4. Grant of Rights or Options for Convertible Securities. In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Convertible Securities other than the Subject Securities, such Convertible Securities shall be deemed, for the purposes of subparagraph 3.2. above, to have been issued or sold for the total amount received or receivable by the Company as consideration for the granting of such rights or options plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, provided that, upon the expiration of such rights or options, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made upon the basis that the only Convertible Securities so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

          3.5. Dilution in Case of Other Stock or Securities. In case any shares of stock or other securities, other than Common Stock of the Company, shall at any time be receivable upon the exercise of this Warrant, and in case any additional shares of such stock or any additional such securities (or any stock or other securities convertible into or exchangeable for any such stock or securities) shall be issued or sold for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, then and in each such case the Pro Forma Adjusted Trigger Price per share shall forthwith be adjusted, substantially in the manner provided for above in this Paragraph 3, so as to protect the Holder of this Warrant against the effect of such dilution.

          3.6. Expenses, etc., Deducted. In case any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, after deducting any expenses incurred and any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale.

          3.7. Determination of Consideration. In case any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash (or a consideration which includes cash and other assets) then, for the purpose of this Paragraph 3, the Board of Directors of the Company shall promptly determine the fair value of such consideration, and such Common Stock, Convertible Securities, rights or options shall be deemed to have been issued or sold on the date of such determination in good faith. Such value shall not be more than the amount at which such consideration is recorded in the books of the Company for accounting purposes except in the case of an acquisition accounted for on a pooling of interest basis. In case any Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, the Board of Directors of the Company shall promptly determine in good faith what part of the consideration so received is to be deemed to be the consideration for the issue or sale of such Common Stock or Convertible Securities or such rights or options.

          The Company covenants and agrees that, should any determination of fair value of consideration or of allocation of consideration be made by the Board of Directors of the Company, pursuant to this subparagraph 3.7, it will, not less than seven (7) days after any and each such determination, deliver to the Holder of this Warrant a certificate signed by the President or a Vice President and the Treasurer or an Assistant Treasurer of the Company reciting such value as thus determined and setting forth the nature of the transaction for which such determination was required to be made, the nature of any consideration, other than cash, for which Common Stock, Convertible Securities, rights or options have been or are to be issued, the basis for its valuation, the number of shares of Common Stock which have been or are to be issued, and a description of any Convertible Securities, rights or options which have been or are to be issued, including their number, amount and terms.

          3.8. Record Date Deemed Issue Date. In case the Company shall take a record of the Holders of shares of its stock of any class for the purpose of entitling them (a) to receive a dividend or a distribution payable in Common Stock or in Convertible Securities, or (b) to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Stock issued or sold or deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution, or the date of the granting of such rights of subscription, purchase or other acquisition, as the case may be.

          3.9. Shares Considered Outstanding. The number of shares of Common Stock outstanding at any given time shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock, but shall exclude shares in the treasury of the Company.

          3.10. Duration of Pro Forma Adjusted Trigger Price. Following each computation or readjustment of a Pro Forma Adjusted Trigger Price as provided in this Paragraph 3, the newly computed or adjusted Pro Forma Adjusted Trigger Price shall remain in effect until a further computation or readjustment thereof is required by this Paragraph 3.

          4. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.; RECLASSIFICATIONS, ETC. In case at any time or from time to time after the Issuance Date the Holders of the Common Stock of the Company of any class (or any other shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive:

          (a) other or additional stock or other securities or property (other than cash) by way of dividend;

          (b) any cash paid or payable out of capital or paid-in surplus or surplus created as a result of a revaluation of property by way of dividend; or

          (c) other or additional (or less) stock or other securities or property (including cash) by way of stock-split, spin-off, split-off, split-up, reclassification, combination of shares or similar corporate rearrangement;

(other than additional shares of Common Stock issued to holders of Common Stock as a stock dividend or stock-split, adjustments in respect of which shall be covered by the provisions of Paragraph 3 hereof), then in each case the Holder of this Warrant, upon the exercise hereof as provided in Paragraph 1 hereof, shall be entitled to receive, in lieu of, or in addition to, as the case may be, the shares theretofore receivable upon the exercise of this Warrant, the amount of stock or other securities or property (including cash in the cases referred to in clauses (b) and (c) above) which such Holder would hold on the date of such exercise if, on the Issuance Date, he had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the Issuance Date to and including the date of such exercise, retained such shares and/or all other or additional (or less) stock or other securities or property (including cash in the cases referred to in clauses (b) and (c) above) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Paragraphs 3 and 5 hereof.

          5. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time deliverable on the exercise of this Warrant) after the date hereof, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Paragraph 1 hereof, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustments as provided in Paragraphs 3 and 4 hereof; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

          6. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of this Warrant.

          7. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment in the number of shares of Common Stock or other stock, securities or property receivable on the exercise of this Warrant, at the request of the Holder of this Warrant the Company at its expense shall promptly cause independent public accountants of recognized standing, selected by the Company, to compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (a) the consideration received or to be received by the Company for any additional shares issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding and (c) the Pro Forma Adjusted Trigger Price. The Company will forthwith mail a copy of each such certificate to the Holder of this Warrant.

          8. NOTICES OF RECORD DATE, ETC. In case:

          (a) the Company shall take a record of the Holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend (other than a cash or stock dividend at the same rate as the rate of the last cash or stock dividend theretofore paid) or other distribution, or to exercise any preemptive right pursuant to the Company's charter, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b)  of   any   capital    reorganization   of   the   Company,    any
               reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the times, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock of any class (or such other stock or securities) for reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up or (iii) the amount and character of the stock or other securities proposed to be issued or granted, the date of such proposed issuance or grant and the persons or class of persons to whom such stock or other securities are to be offered, issued or granted. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

          9. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant and other similar Warrants, such shares of Common Stock and other stock, securities and property as from time to time shall be issuable upon the exercise of this Warrant and all other similar Warrants at the time outstanding.

          10. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to it, or (in the case of mutilation) upon surrender and cancellation thereof, the Company will issue, in lieu thereof, a new Warrant of like tenor.

          11. REMEDIES. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default by the Company in its performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that the same may be specifically enforced.

          12. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each taker or owner hereof consents and agrees:

          (a) Title to this warrant may be transferred by endorsement (by the Holder hereof executing the form of assignment at the end hereof including guaranty of signature) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery.

          (b) Any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is granted power to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of every such bona fide purchaser, and every such bona fide purchaser shall acquire title hereto and to all rights represented hereby.

          (c) Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder of this Warrant as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

          13. SUBDIVISION OF RIGHTS. This Warrant (as well as any new warrants issued pursuant to the provisions of this paragraph) is exchangeable, upon the surrender hereof by the Holder hereof, at the principal office of the Company for any number of new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company which may be subscribed for and purchased hereunder.

          14. REGISTRATION RIGHTS.

               a.  Registration.  On or prior to October 27,  1997,  the Company will file a registration statement ("Registration Statement") with the Securities and Exchange Commission ("SEC") covering (x) the Warrants, and (y) the shares of Common Stock issuable upon exercise of the Warrants (and covering such other securities as the Company shall determine in its sole discretion) (collectively "Registrable Securities"), and will use its best efforts to cause the Registration Statement to become effective on or prior to the ninetieth day after such filing and to keep the Registration Statement effective until the earlier of (i) seven years from the date it is declared effective by the SEC, or
(ii) the sale of all of the Registrable Securities.

               b. Additional Terms. Except as otherwise expressly stated herein, the following provisions shall be applicable to the Registration Statement:

               (i) The Company will use its best efforts to cause the Registration Statement to become effective as promptly as possible, and if any stop order shall be issued by the SEC in connection therewith to use its reasonable efforts to obtain the removal of such order. Following the effective date of the Registration Statement, the Company shall, upon the request of the Holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and other documents necessary or incidental to a public offering of the Registrable Securities, as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of its, his or her Registrable Securities; provided, however, that by accepting this Warrant, the Holder agrees, if requested by the managing underwriter(s) in connection with an underwritten public offering of the Company's equity securities, to enter into a customary agreement with such managing underwriter(s) not to offer for sale or sell its, his or her Registrable Securities for up to 180 days after such offering.. The Company will use its reasonable efforts to qualify the Registrable Securities for sale in such states as the Holder of Registrable Securities shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to service of general process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Company hereunder with respect to the Holder's Registrable Securities are expressly conditioned on the Holder's furnishing to the Company such appropriate information concerning the Holder, the Holder's Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may reasonably request.

               (ii) The Company shall pay all expenses incurred in complying with the provisions of this Paragraph 14, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel to the Company, securities law and blue sky fees and expenses and the expenses of any regular and special audits incident to or required by any such registration. All underwriting discounts and selling commissions applicable to the sales of the
     Registrable Securities, and any state or federal transfer taxes payable with respect to the sales of the Registrable Securities and all fees and disbursements of counsel for the Holder, if any, in each case arising in connection with registration of the Registrable Securities shall be payable by the Holder.

               (iii) In connection with the registration of the Registrable Securities pursuant to this Paragraph 14, the Company shall indemnify and hold harmless the Holder, its affiliates, officers, directors, partners, employees, agents and representatives, each person, if any, who controls the Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any person deemed to be an underwriter of the Registrable Securities and any person claiming by or through any of them (collectively, the "Indemnified Persons") from and against all losses, claims, damages, expenses or liabilities (or actions in respect thereof) arising out of or are based upon any untrue statement of any material fact contained in the Registration Statement or alleged untrue statement, under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and will reimburse the Indemnified Persons for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to any Indemnified Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in the Registration Statement, said preliminary prospectus or said final prospectus or said amendment or supplement or any document incident thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder.

               (iv) The Holder will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company from and against any and all such losses, claims, damages or liabilities arising from any untrue statement in, or omission from, the Registration Statement, any such preliminary or final prospectus, amendment, or supplement or document incident thereto if the statement or omission in respect of which such loss, claim, damage or liability is asserted was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Holder for use in connection with the preparation of the Registration Statement or such prospectus or amendment or supplement thereof.

               (v) The reimbursements required by clauses (iii) and (iv) shall be made by periodic payments during the course of the investigation or defense as and when bills are received or expenses incurred; provided, however, that to the extent that an indemnified party receives periodic payments for legal or other expenses during the course of an investigation or defense, and such party subsequently received payments for such expenses from any other parties to the proceeding, such payments shall be used by the indemnified party to reimburse the indemnifying party for such periodic payments. Any party which proposes to assert the right to be indemnified under clause (iii) or (iv) will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against any indemnified party hereunder, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the failure to so notify such indemnifying party of any such action, suit or proceeding shall not relieve the indemnifying party from any obligation which it may have to any indemnified party hereunder unless and only to the extent that the indemnifying party is prejudiced by said lack of notice. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expense, other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party, when and as incurred, unless (A) the employment of counsel by such indemnified party has been authorized by the indemnifying party, (B) the indemnified party has reasonably concluded (based on advice of counsel), that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party, (C) the indemnified party shall have reasonably concluded (based on advice of counsel) that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), or (D) the indemnifying party shall not in fact have employed counsel to assume the defense of such action within 15 days after receipt of notice of such action. An indemnifying party shall not be liable for any settlement or any action or claim effected without its consent, which shall not be unreasonably withheld.

               (vi) If the indemnification provided for in this Paragraph 14 is unavailable to any indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth herein, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

               (vii) The Company and the Holder agree that it would not be just and equitable if contribution pursuant to clause (vi) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding any other provision hereof, in no event shall the contribution obligation of the Holder be greater in amount than the excess of (A) the dollar amount of proceeds received by the Holder upon the sale of the securities giving rise to such contribution obligation over (B) the dollar amount of any damages that the Holder has otherwise been required to pay by reason of the untrue or alleged untrue statement or omission or alleged omission giving rise to such obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (viii) Neither the filing of the Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon the Holder any obligation to exercise his, her or its Warrants or to sell his, her or its Registrable Securities.

               (ix) The Holder, upon receipt of notice from the Company that an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of his, her or its Registrable Securities until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

          15. MAILING OF NOTICES, ETC. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, when delivered by courier, three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested), or when received by facsimile transmission upon receipt of a confirmed transmission report, as follows:

If to the Company:                  50 Orville Drive
                                    Bohemia, New York 11716
                                    Tel:  (516) 784-4110
                                    Fax:  (516) 784-4132
                                    Attention:  Chief Executive Officer
and if to the Holder of this Warrant to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing. Either the Company or the Holder of this Warrant, by notice given to the other parties hereto in accordance with this Section 15, may change the address or facsimile transmission number to which such notice or other communications are to be sent to such party.

          16. HEADINGS, ETC. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.

          17. CHANGE, WAIVER, ETC. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          18. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with the laws of the State of New York.

                                                     LOGIMETRICS, INC.


                                                     By:

Dated:  [date of issuance]

Attest:

                  [To be signed only upon exercise of Warrant]


To LOGIMETRICS, INC.:

          The undersigned, the Holder of the within Series G Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________ shares of Common Stock of LOGIMETRICS, INC. and herewith makes payment of $____________ therefor, and requests that the certificates for such shares be issued in the name of, and be delivered to, ___________________-, whose address is _______________________.


Dated:




                              (Signature must conform in all respects to name of
                               Holder as specified on the face of the Warrant)

                               Address:

                  [To be signed only upon transfer of Warrant]


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________ the right represented by the within Series G Warrant to purchase the ___________ shares of the Common Stock of LOGIMETRICS, INC. to which the within Series G Warrant relates, and appoints ________________________ attorney to transfer said right on the books of LOGIMETRICS, INC. with full power of substitution in the premises.

Dated:




                             (Signature must conform in all respects to name of
                              Holder as specified on the face of the Warrant)

                              Address:


In the presence of

                                                                       EXHIBIT C
                            FORM OF SERIES H WARRANT


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND CANNOT BE SOLD OR TRANSFERRED UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION UNDER SUCH ACT OR LAWS IS AVAILABLE. THE TRANSFERABILITY OF THESE SECURITIES IS FURTHER SUBJECT TO THE PROVISIONS OF A PURCHASE AGREEMENT DATED AS OF JULY 29, 1997 AMONG THE COMPANY AND THE PURCHASERS NAMED THEREIN.


                                LOGIMETRICS, INC.

                    Common Stock Purchase Warrant - Series H


          LOGIMETRICS, INC. (the "Company"), a Delaware corporation, hereby certifies that, for value received, [Name of Purchaser], or assigns, is entitled, subject to the terms set forth below, to purchase from the Company _______________________ (____________) fully paid and non-assessable shares of
Common Stock, par value $.01 per share, of the Company (the "Common Stock"), at a purchase price, subject to the provisions of Paragraph 3 hereof, of sixty cents ($.60) per share (the "Purchase Price") at any time prior to July 29, 2004. The number and character of such shares are subject to adjustment as provided below, and the term "Common Stock" shall mean, unless the context otherwise requires, the stock or other securities or property at the time deliverable upon the exercise of this Warrant.

          1. EXERCISE OF WARRANT. The purchase rights evidenced by this Warrant shall be exercised by the holder hereof ("Holder") surrendering this Warrant, with the form of subscription at the end hereof duly executed by such Holder, to the Company at its office in Bohemia, New York (or such other office as may be designated by the Company from time to time), accompanied by payment (in cash or by certified or official bank check). This Warrant may be exercised for less than the full number of shares of Common Stock at the time called for hereby, in which case the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon any such partial exercise, the Company at its expense will forthwith issue to the Holder hereof a new Warrant or Warrants of like tenor calling for the number of shares of Common Stock as to which rights have not been exercised, such Warrant or Warrants to be issued in the name of the Holder hereof or his nominee.

          2. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant and payment of the Purchase Price, and in any event within five (5) business days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder hereof a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock or other securities or property to which such Holder shall be entitled upon such exercise, plus, in lieu of any fractional share interest to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share of Common Stock or other securities to which such Holder shall be so entitled.

          3. ADJUSTMENT FOR ISSUE OR SALE OF COMMON STOCK AT LESS THAN PURCHASE PRICE. In case, at any time or from time to time after the date of issuance of this Warrant ("Issuance Date"), the Company shall issue or sell shares of its Common Stock (other than any Common Stock issuable upon the exercise or conversion of (i) the Company's Class A 13% Senior Subordinated Convertible Pay-in-Kind Debentures due 1999 (the "Debentures") (and any replacement
Debenture or  Debentures  issued upon  transfer or exchange of the  Debentures),
(ii) any additional securities issued in lieu of cash interest otherwise payable on the Debentures ("Accrued Interest Debentures") (and any replacement Accrued Interest Debenture or Accrued Interest Debentures issued upon transfer or exchange of the Accrued Interest Debentures), (iii) the Company's Amended and Restated Class B 13% Convertible Senior Subordinated Pay-in-Kind Debentures due 1999 (the "Class B Debentures") (and any replacement Class B Debenture or Class B Debentures issued upon transfer or exchange of the Class B Debentures), (iv) any additional securities issued in lieu of cash interest otherwise payable on the Class B Debentures (the "Class B Accrued Interest Debentures") (and any
replacement Class B Accrued Interest Debenture or Class B Accrued Interest Debentures issued upon transfer or exchange of the Class B Accrued Interest Debentures), (v) securities outstanding on the date hereof, (vi) awards made pursuant to the Company's Stock Compensation Program, (vii) awards made pursuant to any incentive compensation plan or arrangement approved by the Company's Board of Directors or by the Compensation Committee of the Company's Board of Directors, (viii) the Company's Series G Warrants, (ix) the Company's Series H Warrants, or (x) the Company's Series I Warrants) (such securities, collectively, the "Subject Securities") for a consideration per share less than fifty-two cents ($.52) per share (the "Trigger Price") (or, if a Pro Forma Adjusted Trigger Price shall be in effect as provided below in this Paragraph 3, then less than such Pro Forma Adjusted Trigger Price per share), then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Paragraph 1 hereof, shall be entitled to receive, in lieu of the shares of Common Stock theretofore receivable upon the exercise of this Warrant, a number of shares of Common Stock determined by (a) dividing the Trigger Price by a Pro Forma Adjusted Trigger Price per share to be computed as provided below in this Paragraph 3, and (b) multiplying the resulting quotient by the number of shares of Common Stock called for on the face of this Warrant. A Pro Forma Adjusted Trigger Price per share shall be the price computed (to the nearest cent, a fraction of half cent or more being considered a full cent):

          by dividing (i) the sum of (x) the result obtained by multiplying the number of shares of Common Stock of the Company outstanding immediately prior to such issue or sale by the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, by such Price), and
          (y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

For the purpose of this Paragraph 3:

          3.1. Stock Splits, Dividends, etc., in Common Stock or Convertible Securities. In case the Company splits its Common Stock or shall declare any dividend, or make any other distribution, upon any stock of the Company of any class payable in Common Stock, or in any stock or other securities directly or indirectly convertible into or exchangeable for Common Stock (any such stock or other securities being hereinafter called "Convertible Securities"), such split, declaration or distribution shall be deemed to be an issue or sale (as of the record date for such split, dividend or other distribution), without consideration, of such Common Stock or such Convertible Securities, as the case may be.

          3.2. Issuance or Sale of Convertible Securities. In case the Company shall issue or sell any Convertible Securities other than the Subject Securities, there shall be determined the price per share for which Common Stock is issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock of the Company issuable upon the conversion or exchange of all such Convertible Securities.

          If the price per share so determined shall be less than the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, less than such Price) as of the date of such issue or sale, then such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the Pro Forma Adjusted Trigger Price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all such Convertible Securities which shall have been converted or exchanged.

          3.3. Grant of Rights or Options for Common Stock. In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Common Stock of any class other than the Subject Securities, there shall be determined the price per share for which Common Stock is issuable upon the exercise of such rights or options, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, by (b) the maximum number of shares of Common Stock issuable upon the exercise of such rights or options.

          If the price per share so determined shall be less than the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, less than such Price) as of the date of such issue or sale, then the granting of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such rights or options shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company upon the exercise thereof, the Pro Forma Adjusted Trigger Price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights or options, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

          3.4. Grant of Rights or Options for Convertible Securities. In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Convertible Securities other than the Subject Securities, such Convertible Securities shall be deemed, for the purposes of subparagraph 3.2. above, to have been issued or sold for the total amount received or receivable by the Company as consideration for the granting of such rights or options plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, provided that, upon the expiration of such rights or options, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made upon the basis that the only Convertible Securities so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

          3.5. Dilution in Case of Other Stock or Securities. In case any shares of stock or other securities, other than Common Stock of the Company, shall at any time be receivable upon the exercise of this Warrant, and in case any additional shares of such stock or any additional such securities (or any stock or other securities convertible into or exchangeable for any such stock or securities) shall be issued or sold for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, then and in each such case the Pro Forma Adjusted Trigger Price per share shall forthwith be adjusted, substantially in the manner provided for above in this Paragraph 3, so as to protect the Holder of this Warrant against the effect of such dilution.

          3.6. Expenses, etc., Deducted. In case any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, after deducting any expenses incurred and any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale.

          3.7. Determination of Consideration. In case any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash (or a consideration which includes cash and other assets) then, for the purpose of this Paragraph 3, the Board of Directors of the Company shall promptly determine the fair value of such consideration, and such Common Stock, Convertible Securities, rights or options shall be deemed to have been issued or sold on the date of such determination in good faith. Such value shall not be more than the amount at which such consideration is recorded in the books of the Company for accounting purposes except in the case of an acquisition accounted for on a pooling of interest basis. In case any Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, the Board of Directors of the Company shall promptly determine in good faith what part of the consideration so received is to be deemed to be the consideration for the issue or sale of such Common Stock or Convertible Securities or such rights or options.

          The Company covenants and agrees that, should any determination of fair value of consideration or of allocation of consideration be made by the Board of Directors of the Company, pursuant to this subparagraph 3.7, it will, not less than seven (7) days after any and each such determination, deliver to the Holder of this Warrant a certificate signed by the President or a Vice President and the Treasurer or an Assistant Treasurer of the Company reciting such value as thus determined and setting forth the nature of the transaction for which such determination was required to be made, the nature of any consideration, other than cash, for which Common Stock, Convertible Securities, rights or options have been or are to be issued, the basis for its valuation, the number of shares of Common Stock which have been or are to be issued, and a description of any Convertible Securities, rights or options which have been or are to be issued, including their number, amount and terms.

          3.8. Record Date Deemed Issue Date. In case the Company shall take a record of the Holders of shares of its stock of any class for the purpose of entitling them (a) to receive a dividend or a distribution payable in Common Stock or in Convertible Securities, or (b) to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Stock issued or sold or deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution, or the date of the granting of such rights of subscription, purchase or other acquisition, as the case may be.

          3.9. Shares Considered Outstanding. The number of shares of Common Stock outstanding at any given time shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock, but shall exclude shares in the treasury of the Company.

          3.10. Duration of Pro Forma Adjusted Trigger Price. Following each computation or readjustment of a Pro Forma Adjusted Trigger Price as provided in this Paragraph 3, the newly computed or adjusted Pro Forma Adjusted Trigger Price shall remain in effect until a further computation or readjustment thereof is required by this Paragraph 3.

          4. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.; RECLASSIFICATIONS, ETC. In case at any time or from time to time after the Issuance Date the Holders of the Common Stock of the Company of any class (or any other shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive:

          (a) other or additional stock or other securities or property (other than cash) by way of dividend;

          (b) any cash paid or payable out of capital or paid-in surplus or surplus created as a result of a revaluation of property by way of dividend; or

          (c) other or additional (or less) stock or other securities or property (including cash) by way of stock-split, spin-off, split-off, split-up, reclassification, combination of shares or similar corporate rearrangement;

(other than additional shares of Common Stock issued to holders of Common Stock as a stock dividend or stock-split, adjustments in respect of which shall be covered by the provisions of Paragraph 3 hereof), then in each case the Holder of this Warrant, upon the exercise hereof as provided in Paragraph 1 hereof, shall be entitled to receive, in lieu of, or in addition to, as the case may be, the shares theretofore receivable upon the exercise of this Warrant, the amount of stock or other securities or property (including cash in the cases referred to in clauses (b) and (c) above) which such Holder would hold on the date of such exercise if, on the Issuance Date, he had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the Issuance Date to and including the date of such exercise, retained such shares and/or all other or additional (or less) stock or other securities or property (including cash in the cases referred to in clauses (b) and (c) above) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Paragraphs 3 and 5 hereof.

          5. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time deliverable on the exercise of this Warrant) after the date hereof, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Paragraph 1 hereof, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustments as provided in Paragraphs 3 and 4 hereof; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

          6. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of this Warrant.

          7. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment in the number of shares of Common Stock or other stock, securities or property receivable on the exercise of this Warrant, at the request of the Holder of this Warrant the Company at its expense shall promptly cause independent public accountants of recognized standing, selected by the Company, to compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (a) the consideration received or to be received by the Company for any additional shares issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding and (c) the Pro Forma Adjusted Trigger Price. The Company will forthwith mail a copy of each such certificate to the Holder of this Warrant.

          8. NOTICES OF RECORD DATE, ETC. In case:

          (a) the Company shall take a record of the Holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend (other than a cash or stock dividend at the same rate as the rate of the last cash or stock dividend theretofore paid) or other distribution, or to exercise any preemptive right pursuant to the Company's charter, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b)  of   any   capital    reorganization   of   the   Company,    any
               reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the times, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock of any class (or such other stock or securities) for reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up or (iii) the amount and character of the stock or other securities proposed to be issued or granted, the date of such proposed issuance or grant and the persons or class of persons to whom such stock or other securities are to be offered, issued or granted. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

          9. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant and other similar Warrants, such shares of Common Stock and other stock, securities and property as from time to time shall be issuable upon the exercise of this Warrant and all other similar Warrants at the time outstanding.

          10. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to it, or (in the case of mutilation) upon surrender and cancellation thereof, the Company will issue, in lieu thereof, a new Warrant of like tenor.

          11. REMEDIES. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default by the Company in its performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that the same may be specifically enforced.

          12. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each taker or owner hereof consents and agrees:

          (a) Title to this warrant may be transferred by endorsement (by the Holder hereof executing the form of assignment at the end hereof including guaranty of signature) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery.

          (b) Any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is granted power to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of every such bona fide purchaser, and every such bona fide purchaser shall acquire title hereto and to all rights represented hereby.

          (c) Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder of this Warrant as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

          13. SUBDIVISION OF RIGHTS. This Warrant (as well as any new warrants issued pursuant to the provisions of this paragraph) is exchangeable, upon the surrender hereof by the Holder hereof, at the principal office of the Company for any number of new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company which may be subscribed for and purchased hereunder.

         14.      REGISTRATION RIGHTS.

          a. Registration. On or prior to October 27, 1997, the Company will file a registration statement ("Registration Statement") with the Securities and Exchange Commission ("SEC") covering (x) the Warrants, and (y) the shares of Common Stock issuable upon exercise of the Warrants (and covering such other securities as the Company shall determine in its sole discretion) (collectively "Registrable Securities"), and will use its best efforts to cause the
Registration Statement to become effective on or prior to the ninetieth day after such filing and to keep the Registration Statement effective until the earlier of (i) seven years from the date it is declared effective by the SEC, or
(ii) the sale of all of the Registrable Securities.

          b. Additional Terms. Except as otherwise expressly stated herein, the following provisions shall be applicable to the Registration Statement:

               (i)  The  Company   will  use  its  best  efforts  to  cause  the
          Registration  Statement  to become  effective as promptly as possible, and if any stop order shall be issued by the SEC in connection therewith to use its reasonable efforts to obtain the removal of such order. Following the effective date of the Registration Statement, the Company shall, upon the request of the Holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and other documents necessary or incidental to a public offering of the Registrable Securities, as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of its, his or her
          Registrable Securities; provided, however, that by accepting this Warrant, the Holder agrees, if requested by the managing underwriter(s) in connection with an underwritten public offering of the Company's equity securities, to enter into a customary agreement with such managing underwriter(s) not to offer for sale or sell its, his or her Registrable Securities for up to 180 days after such offering.. The Company will use its reasonable efforts to qualify the Registrable Securities for sale in such states as the Holder of Registrable Securities shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to service of general process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Company hereunder with respect to the Holder's Registrable Securities are expressly conditioned on the Holder's furnishing to the Company such appropriate information concerning the Holder, the Holder's Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may reasonably request.

               (ii) The Company  shall pay all  expenses  incurred in  complying with the provisions of this Paragraph 14, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel to the Company, securities law and blue sky fees and expenses and the expenses of any regular and special audits incident to or required by any such registration. All underwriting discounts and selling commissions applicable to the sales of the Registrable Securities, and any state or federal transfer taxes payable with respect to the sales of the Registrable Securities and all fees and disbursements of counsel for the Holder, if any, in each case arising in connection with registration of the Registrable Securities shall be payable by the Holder.

               (iii) In connection with the registration of the Registrable Securities pursuant to this Paragraph 14, the Company shall indemnify and hold harmless the Holder, its affiliates, officers, directors, partners, employees, agents and representatives, each person, if any, who controls the Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any person deemed to be an underwriter of the Registrable Securities and any person claiming by or through any of them (collectively, the "Indemnified Persons") from and against all losses, claims, damages, expenses or liabilities (or actions in respect thereof) arising out of or are based upon any untrue statement of any material fact contained in the Registration Statement or alleged untrue statement, under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and will reimburse the Indemnified Persons for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to any Indemnified Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in the Registration Statement, said preliminary prospectus or said final prospectus or said amendment or supplement or any document incident thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder.

               (iv) The Holder will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company from and against any and all such losses, claims, damages or liabilities arising from any untrue statement in, or omission from, the Registration Statement, any such preliminary or final prospectus, amendment, or supplement or document incident thereto if the statement or omission in respect of which such loss, claim, damage or liability is asserted was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Holder for use in connection with the preparation of the Registration Statement or such prospectus or amendment or supplement thereof.

               (v) The reimbursements required by clauses (iii) and (iv) shall be made by periodic payments during the course of the investigation or defense as and when bills are received or expenses incurred; provided, however, that to the extent that an indemnified party receives periodic payments for legal or other expenses during the course of an investigation or defense, and such party subsequently received payments for such expenses from any other parties to the proceeding, such payments shall be used by the indemnified party to reimburse the indemnifying party for such periodic payments. Any party which proposes to assert the right to be indemnified under clause (iii) or
          (iv) will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against any indemnified party hereunder, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the failure to so notify such indemnifying party of any such action, suit or proceeding shall not relieve the indemnifying party from any obligation which it may have to any indemnified party hereunder unless and only to the extent that the indemnifying party is prejudiced by said lack of notice. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expense, other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party, when and as incurred, unless (A) the employment of counsel by such indemnified party has been authorized by the indemnifying party, (B) the indemnified party has reasonably concluded (based on advice of counsel), that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party, (C) the indemnified party shall have reasonably concluded (based on advice of counsel) that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), or (D) the indemnifying party shall not in fact have employed counsel to assume the defense of such action within 15 days after receipt of notice of such action. An indemnifying party shall not be liable for any settlement or any action or claim effected without its consent, which shall not be unreasonably withheld.

               (vi) If the indemnification provided for in this Paragraph 14 is unavailable to any indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth herein, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

               (vii) The Company and the Holder agree that it would not be just and equitable if contribution pursuant to clause (vi) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding any other provision hereof, in no event shall the contribution obligation of the Holder be greater in amount than the excess of (A) the dollar amount of proceeds received by the Holder upon the sale of the securities giving rise to such contribution obligation over (B) the dollar amount of any damages that the Holder has otherwise been required to pay by reason of the untrue or alleged untrue statement or omission or alleged omission giving rise to such obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (viii) Neither the filing of the Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon the Holder any obligation to exercise his, her or its Warrants or to sell his, her or its Registrable Securities.

               (ix) The Holder, upon receipt of notice from the Company that an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of his, her or its Registrable Securities until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

          15. MAILING OF NOTICES, ETC. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, when delivered by courier, three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested), or when received by facsimile transmission upon receipt of a confirmed transmission report, as follows:

If to the Company:                  50 Orville Drive
                                    Bohemia, New York 11716
                                    Tel:  (516) 784-4110
                                    Fax:  (516) 784-4132
                                    Attention:  Chief Executive Officer
and if to the Holder of this Warrant to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing. Either the Company or the Holder of this Warrant, by notice given to the other parties hereto in accordance with this Section 15, may change the address or facsimile transmission number to which such notice or other communications are to be sent to such party.

          16. HEADINGS, ETC. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.

          17. CHANGE, WAIVER, ETC. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          18. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with the laws of the State of New York.

                                                     LOGIMETRICS, INC.


                                                     By:

Dated:  [date of issuance]

Attest:

                  [To be signed only upon exercise of Warrant]


To LOGIMETRICS, INC.:

          The undersigned, the Holder of the within Series H Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________ shares of Common Stock of LOGIMETRICS, INC. and herewith makes payment of $____________ therefor, and requests that the certificates for such shares be issued in the name of, and be delivered to, _______________, whose address is _________________________.


Dated:



                             (Signature must conform in all respects to name of
                              Holder as specified on the face of the Warrant)

                              Address:

                  [To be signed only upon transfer of Warrant]


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________ the right represented by the within Series H Warrant to purchase the ____________ shares of the Common Stock of LOGIMETRICS, INC. to which the within Series H Warrant relates, and appoints ________________________ attorney to transfer said right on the books of LOGIMETRICS, INC. with full power of substitution in the premises.

Dated:





                              (Signature must conform in all respects to name of
                               Holder as specified on the face of the Warrant)

                               Address:




In the presence of

                                                                      EXHIBIT D

                            FORM OF SERIES I WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND CANNOT BE SOLD OR TRANSFERRED UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION UNDER SUCH ACT OR LAWS IS AVAILABLE. THE TRANSFERABILITY OF THESE SECURITIES IS FURTHER SUBJECT TO THE PROVISIONS OF A PURCHASE AGREEMENT DATED AS OF JULY 29, 1997 AMONG THE COMPANY AND THE PURCHASERS NAMED THEREIN.


                                LOGIMETRICS, INC.

                    Common Stock Purchase Warrant - Series I


          LOGIMETRICS, INC. (the "Company"), a Delaware corporation, hereby certifies that, for value received, [Name of Purchaser], or assigns, is entitled, subject to the terms set forth below, to purchase from the Company ___________________ (___________) fully paid and non-assessable shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), at a purchase price, subject to the provisions of Paragraph 3 hereof, of $1.125 per share (the "Purchase Price") at any time prior to July 29, 2004. The number and character of such shares are subject to adjustment as provided below, and the term "Common Stock" shall mean, unless the context otherwise requires, the stock or other securities or property at the time deliverable upon the exercise of this Warrant.

          1. EXERCISE OF WARRANT. The purchase rights evidenced by this Warrant shall be exercised by the holder hereof ("Holder") surrendering this Warrant, with the form of subscription at the end hereof duly executed by such Holder, to the Company at its office in Bohemia, New York (or such other office as may be designated by the Company from time to time), accompanied by payment (in cash or by certified or official bank check). This Warrant may be exercised for less than the full number of shares of Common Stock at the time called for hereby, in which case the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon any such partial exercise, the Company at its expense will forthwith issue to the Holder hereof a new Warrant or Warrants of like tenor calling for the number of shares of Common Stock as to which rights have not been exercised, such Warrant or Warrants to be issued in the name of the Holder hereof or his nominee.

          2. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant and payment of the Purchase Price, and in any event within five (5) business days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder hereof a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock or other securities or property to which such Holder shall be entitled upon such exercise, plus, in lieu of any fractional share interest to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share of Common Stock or other securities to which such Holder shall be so entitled.

          3. ADJUSTMENT FOR ISSUE OR SALE OF COMMON STOCK AT LESS THAN PURCHASE PRICE. In case, at any time or from time to time after the date of issuance of this Warrant ("Issuance Date"), the Company shall issue or sell shares of its Common Stock (other than any Common Stock issuable upon the exercise or conversion of (i) the Company's Class A 13% Senior Subordinated Convertible Pay-in-Kind Debentures due 1999 (the "Debentures") (and any replacement
Debenture or  Debentures  issued upon  transfer or exchange of the  Debentures),
(ii) any additional securities issued in lieu of cash interest otherwise payable on the Debentures ("Accrued Interest Debentures") (and any replacement Accrued Interest Debenture or Accrued Interest Debentures issued upon transfer or exchange of the Accrued Interest Debentures), (iii) the Company's Amended and Restated Class B 13% Convertible Senior Subordinated Pay-in-Kind Debentures due 1999 (the "Class B Debentures") (and any replacement Class B Debenture or Class B Debentures issued upon transfer or exchange of the Class B Debentures), (iv) any additional securities issued in lieu of cash interest otherwise payable on the Class B Debentures (the "Class B Accrued Interest Debentures") (and any
replacement Class B Accrued Interest Debenture or Class B Accrued Interest Debentures issued upon transfer or exchange of the Class B Accrued Interest Debentures), (v) securities outstanding on the date hereof, (vi) awards made pursuant to the Company's Stock Compensation Program, (vii) awards made pursuant to any incentive compensation plan or arrangement approved by the Company's Board of Directors or by the Compensation Committee of the Company's Board of Directors, (viii) the Company's Series G Warrants, (ix) the Company's Series H Warrants, or (x) the Company's Series I Warrants) (such securities, collectively, the "Subject Securities") for a consideration per share less than fifty-two cents ($.52) per share (the "Trigger Price") (or, if a Pro Forma Adjusted Trigger Price shall be in effect as provided below in this Paragraph 3, then less than such Pro Forma Adjusted Trigger Price per share), then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Paragraph 1 hereof, shall be entitled to receive, in lieu of the shares of Common Stock theretofore receivable upon the exercise of this Warrant, a number of shares of Common Stock determined by (a) dividing the Trigger Price by a Pro Forma Adjusted Trigger Price per share to be computed as provided below in this Paragraph 3, and (b) multiplying the resulting quotient by the number of shares of Common Stock called for on the face of this Warrant. A Pro Forma Adjusted Trigger Price per share shall be the price computed (to the nearest cent, a fraction of half cent or more being considered a full cent):

          by dividing (i) the sum of (x) the result obtained by multiplying the number of shares of Common Stock of the Company outstanding immediately prior to such issue or sale by the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, by such Price), and
          (y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

For the purpose of this Paragraph 3:

          3.1. Stock Splits, Dividends, etc., in Common Stock or Convertible Securities. In case the Company splits its Common Stock or shall declare any dividend, or make any other distribution, upon any stock of the Company of any class payable in Common Stock, or in any stock or other securities directly or indirectly convertible into or exchangeable for Common Stock (any such stock or other securities being hereinafter called "Convertible Securities"), such split, declaration or distribution shall be deemed to be an issue or sale (as of the record date for such split, dividend or other distribution), without consideration, of such Common Stock or such Convertible Securities, as the case may be.

          3.2. Issuance or Sale of Convertible Securities. In case the Company shall issue or sell any Convertible Securities other than the Subject Securities, there shall be determined the price per share for which Common Stock is issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock of the Company issuable upon the conversion or exchange of all such Convertible Securities.

          If the price per share so determined shall be less than the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, less than such Price) as of the date of such issue or sale, then such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the Pro Forma Adjusted Trigger Price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all such Convertible Securities which shall have been converted or exchanged.

          3.3. Grant of Rights or Options for Common Stock. In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Common Stock of any class other than the Subject Securities, there shall be determined the price per share for which Common Stock is issuable upon the exercise of such rights or options, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, by (b) the maximum number of shares of Common Stock issuable upon the exercise of such rights or options.

          If the price per share so determined shall be less than the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, less than such Price) as of the date of such issue or sale, then the granting of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such rights or options shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company upon the exercise thereof, the Pro Forma Adjusted Trigger Price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights or options, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

          3.4. Grant of Rights or Options for Convertible Securities. In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Convertible Securities other than the Subject Securities, such Convertible Securities shall be deemed, for the purposes of subparagraph 3.2. above, to have been issued or sold for the total amount received or receivable by the Company as consideration for the granting of such rights or options plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, provided that, upon the expiration of such rights or options, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made upon the basis that the only Convertible Securities so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

          3.5. Dilution in Case of Other Stock or Securities. In case any shares of stock or other securities, other than Common Stock of the Company, shall at any time be receivable upon the exercise of this Warrant, and in case any additional shares of such stock or any additional such securities (or any stock or other securities convertible into or exchangeable for any such stock or securities) shall be issued or sold for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, then and in each such case the Pro Forma Adjusted Trigger Price per share shall forthwith be adjusted, substantially in the manner provided for above in this Paragraph 3, so as to protect the Holder of this Warrant against the effect of such dilution.

          3.6. Expenses, etc., Deducted. In case any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, after deducting any expenses incurred and any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale.

          3.7. Determination of Consideration. In case any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash (or a consideration which includes cash and other assets) then, for the purpose of this Paragraph 3, the Board of Directors of the Company shall promptly determine the fair value of such consideration, and such Common Stock, Convertible Securities, rights or options shall be deemed to have been issued or sold on the date of such determination in good faith. Such value shall not be more than the amount at which such consideration is recorded in the books of the Company for accounting purposes except in the case of an acquisition accounted for on a pooling of interest basis. In case any Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, the Board of Directors of the Company shall promptly determine in good faith what part of the consideration so received is to be deemed to be the consideration for the issue or sale of such Common Stock or Convertible Securities or such rights or options.

          The Company covenants and agrees that, should any determination of fair value of consideration or of allocation of consideration be made by the Board of Directors of the Company, pursuant to this subparagraph 3.7, it will, not less than seven (7) days after any and each such determination, deliver to the Holder of this Warrant a certificate signed by the President or a Vice President and the Treasurer or an Assistant Treasurer of the Company reciting such value as thus determined and setting forth the nature of the transaction for which such determination was required to be made, the nature of any consideration, other than cash, for which Common Stock, Convertible Securities, rights or options have been or are to be issued, the basis for its valuation, the number of shares of Common Stock which have been or are to be issued, and a description of any Convertible Securities, rights or options which have been or are to be issued, including their number, amount and terms.

          3.8. Record Date Deemed Issue Date. In case the Company shall take a record of the Holders of shares of its stock of any class for the purpose of entitling them (a) to receive a dividend or a distribution payable in Common Stock or in Convertible Securities, or (b) to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Stock issued or sold or deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution, or the date of the granting of such rights of subscription, purchase or other acquisition, as the case may be.

          3.9. Shares Considered Outstanding. The number of shares of Common Stock outstanding at any given time shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock, but shall exclude shares in the treasury of the Company.

          3.10. Duration of Pro Forma Adjusted Trigger Price. Following each computation or readjustment of a Pro Forma Adjusted Trigger Price as provided in this Paragraph 3, the newly computed or adjusted Pro Forma Adjusted Trigger Price shall remain in effect until a further computation or readjustment thereof is required by this Paragraph 3.

          4. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.; RECLASSIFICATIONS, ETC. In case at any time or from time to time after the Issuance Date the Holders of the Common Stock of the Company of any class (or any other shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive:

          (a) other or additional stock or other securities or property (other than cash) by way of dividend;

          (b) any cash paid or payable out of capital or paid-in surplus or surplus created as a result of a revaluation of property by way of dividend; or

          (c) other or additional (or less) stock or other securities or property (including cash) by way of stock-split, spin-off, split-off, split-up, reclassification, combination of shares or similar corporate rearrangement;

(other than additional shares of Common Stock issued to holders of Common Stock as a stock dividend or stock-split, adjustments in respect of which shall be covered by the provisions of Paragraph 3 hereof), then in each case the Holder of this Warrant, upon the exercise hereof as provided in Paragraph 1 hereof, shall be entitled to receive, in lieu of, or in addition to, as the case may be, the shares theretofore receivable upon the exercise of this Warrant, the amount of stock or other securities or property (including cash in the cases referred to in clauses (b) and (c) above) which such Holder would hold on the date of such exercise if, on the Issuance Date, he had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the Issuance Date to and including the date of such exercise, retained such shares and/or all other or additional (or less) stock or other securities or property (including cash in the cases referred to in clauses (b) and (c) above) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Paragraphs 3 and 5 hereof.

          5. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time deliverable on the exercise of this Warrant) after the date hereof, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Paragraph 1 hereof, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustments as provided in Paragraphs 3 and 4 hereof; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

          6. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of this Warrant.

          7. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment in the number of shares of Common Stock or other stock, securities or property receivable on the exercise of this Warrant, at the request of the Holder of this Warrant the Company at its expense shall promptly cause independent public accountants of recognized standing, selected by the Company, to compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (a) the consideration received or to be received by the Company for any additional shares issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding and (c) the Pro Forma Adjusted Trigger Price. The Company will forthwith mail a copy of each such certificate to the Holder of this Warrant.

         8.       NOTICES OF RECORD DATE, ETC.  In case:

          (a) the Company shall take a record of the Holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend (other than a cash or stock dividend at the same rate as the rate of the last cash or stock dividend theretofore paid) or other distribution, or to exercise any preemptive right pursuant to the Company's charter, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b)  of   any   capital    reorganization   of   the   Company,    any
               reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the times, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock of any class (or such other stock or securities) for reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up or (iii) the amount and character of the stock or other securities proposed to be issued or granted, the date of such proposed issuance or grant and the persons or class of persons to whom such stock or other securities are to be offered, issued or granted. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

          9. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant and other similar Warrants, such shares of Common Stock and other stock, securities and property as from time to time shall be issuable upon the exercise of this Warrant and all other similar Warrants at the time outstanding.

          10. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to it, or (in the case of mutilation) upon surrender and cancellation thereof, the Company will issue, in lieu thereof, a new Warrant of like tenor.

          11. REMEDIES. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default by the Company in its performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that the same may be specifically enforced.

          12. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each taker or owner hereof consents and agrees:

          (a) Title to this warrant may be transferred by endorsement (by the Holder hereof executing the form of assignment at the end hereof including guaranty of signature) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery.

          (b) Any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is granted power to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of every such bona fide purchaser, and every such bona fide purchaser shall acquire title hereto and to all rights represented hereby.

          (c) Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder of this Warrant as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

          13. SUBDIVISION OF RIGHTS. This Warrant (as well as any new warrants issued pursuant to the provisions of this paragraph) is exchangeable, upon the surrender hereof by the Holder hereof, at the principal office of the Company for any number of new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company which may be subscribed for and purchased hereunder.

          14. REGISTRATION RIGHTS.

               a.  Registration.  On or prior to October 27,  1997,  the Company will file a registration statement ("Registration Statement") with the Securities and Exchange Commission ("SEC") covering (x) the Warrants, and (y) the shares of Common Stock issuable upon exercise of the Warrants (and covering such other securities as the Company shall determine in its sole discretion) (collectively "Registrable Securities"), and will use its best efforts to cause the Registration Statement to become effective on or prior to the ninetieth day after such filing and to keep the Registration Statement effective until the earlier of (i) seven years from the date it is declared effective by the SEC, or
(ii) the sale of all of the Registrable Securities.

               b. Additional Terms. Except as otherwise expressly stated herein, the following provisions shall be applicable to the Registration Statement:

                    (i) The Company will use its best efforts to cause the Registration Statement to become effective as promptly as possible, and if any stop order shall be issued by the SEC in connection therewith to use its reasonable efforts to obtain the removal of such order. Following the effective date of the Registration Statement, the Company shall, upon the request of the Holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and other documents necessary or incidental to a public offering of the Registrable Securities, as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of its, his or her Registrable Securities; provided, however, that by accepting this Warrant, the Holder agrees, if requested by the managing underwriter(s) in connection with an underwritten public offering of the Company's equity securities, to enter into a customary agreement with such managing underwriter(s) not to offer for sale or sell its, his or her Registrable Securities for up to 180 days after such offering.. The Company will use its reasonable efforts to qualify the Registrable Securities for sale in such states as the Holder of Registrable Securities shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to service of general process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Company hereunder with respect to the Holder's Registrable Securities are expressly conditioned on the Holder's furnishing to the Company such appropriate information concerning the Holder, the Holder's Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may reasonably request.

                    (ii)  The  Company  shall  pay  all  expenses   incurred  in
     complying with the provisions of this Paragraph 14, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel to the Company, securities law and blue sky fees and expenses and the expenses of any regular and special audits incident to or required by any such registration. All underwriting discounts and selling commissions applicable to the sales of the Registrable Securities, and any state or federal transfer taxes payable with respect to the sales of the Registrable Securities and all fees and disbursements of counsel for the Holder, if any, in each case arising in connection with registration of the Registrable Securities shall be payable by the Holder.

                    (iii) In connection with the registration of the Registrable Securities pursuant to this Paragraph 14, the Company shall indemnify and hold harmless the Holder, its affiliates, officers, directors, partners, employees, agents and representatives, each person, if any, who controls the Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any person deemed to be an underwriter of the Registrable Securities and any person claiming by or through any of them (collectively, the "Indemnified Persons") from and against all losses, claims, damages, expenses or liabilities (or actions in respect thereof) arising out of or are based upon any untrue statement of any material fact contained in the Registration Statement or alleged untrue statement, under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and will reimburse the Indemnified Persons for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to any Indemnified Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in the Registration Statement, said preliminary prospectus or said final prospectus or said amendment or supplement or any document incident thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder.

                    (iv) The Holder will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company from and against any and all such losses, claims, damages or liabilities arising from any untrue statement in, or omission from, the Registration Statement, any such preliminary or final prospectus, amendment, or supplement or document incident thereto if the statement or omission in respect of which such loss, claim, damage or liability is asserted was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Holder for use in connection with the preparation of the Registration Statement or such prospectus or amendment or supplement thereof.

                    (v) The reimbursements required by clauses (iii) and (iv) shall be made by periodic payments during the course of the investigation or defense as and when bills are received or expenses incurred; provided, however, that to the extent that an indemnified party receives periodic payments for legal or other expenses during the course of an investigation or defense, and such party subsequently received payments for such expenses from any other parties to the proceeding, such payments shall be used by the indemnified party to reimburse the indemnifying party for such periodic payments. Any party which proposes to assert the right to be indemnified under clause (iii) or (iv) will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against any indemnified party hereunder, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the failure to so notify such indemnifying party of any such action, suit or proceeding shall not relieve the indemnifying party from any obligation which it may have to any indemnified party hereunder unless and only to the extent that the indemnifying party is prejudiced by said lack of notice. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expense, other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party, when and as incurred, unless (A) the employment of counsel by such indemnified party has been authorized by the indemnifying party, (B) the indemnified party has reasonably concluded (based on advice of counsel), that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party,
     (C) the indemnified party shall have reasonably concluded (based on advice of counsel) that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), or (D) the indemnifying party shall not in fact have employed counsel to assume the defense of such action within 15 days after receipt of notice of such action. An indemnifying party shall not be liable for any settlement or any action or claim effected without its consent, which shall not be unreasonably withheld.

                    (vi) If the indemnification provided for in this Paragraph 14 is unavailable to any indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth herein, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                    (vii) The Company and the Holder agree that it would not be just and equitable if contribution pursuant to clause (vi) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding any other provision hereof, in no event shall the contribution obligation of the Holder be greater in amount than the excess of (A) the dollar amount of proceeds received by the Holder upon the sale of the securities giving rise to such contribution obligation over (B) the dollar amount of any damages that the Holder has otherwise been required to pay by reason of the untrue or alleged untrue statement or omission or alleged omission giving rise to such obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                    (viii) Neither the filing of the Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon the Holder any obligation to sell his, her or its Registrable Securities.

                    (ix) The Holder, upon receipt of notice from the Company that an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of his, her or its Registrable Securities until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

          15. MAILING OF NOTICES, ETC. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, when delivered by courier, three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested), or when received by facsimile transmission upon receipt of a confirmed transmission report, as follows:

If to the Company:                  50 Orville Drive
                                    Bohemia, New York 11716
                                    Tel:  (516) 784-4110
                                    Fax:  (516) 784-4132
                                    Attention:  Chief Executive Officer
and if to the Holder of this Warrant to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing. Either the Company or the Holder of this Warrant, by notice given to the other parties hereto in accordance with this Section 15, may change the address or facsimile transmission number to which such notice or other communications are to be sent to such party.

          16. HEADINGS, ETC. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.

          17. CHANGE, WAIVER, ETC. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          18. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with the laws of the State of New York.

                                                     LOGIMETRICS, INC.


                                                     By:

Dated:  [date of issuance]

Attest:

                  [To be signed only upon exercise of Warrant]


To LOGIMETRICS, INC.:

          The undersigned, the Holder of the within Series I Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ____________ shares of Common Stock of LOGIMETRICS, INC. and herewith makes payment of $____________ therefor, and requests that the certificates for such shares be issued in the name of, and be delivered to, _______________, whose address is _________________________.


Dated:





                             (Signature must conform in all respects to name of
                              Holder as specified on the face of the Warrant)

                              Address:

                  [To be signed only upon transfer of Warrant]


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________ the right represented by the within Series I Warrant to purchase the ____________ shares of the Common Stock of LOGIMETRICS, INC. to which the within Series I Warrant relates, and appoints ________________________ attorney to transfer said right on the books of LOGIMETRICS, INC. with full power of substitution in the premises.

Dated:




                             (Signature must conform in all respects to name of
                              Holder as specified on the face of the Warrant)

                              Address:


In the presence of

                                                                     EXHIBIT E

                 LIST OF PURCHASERS AND ALLOCATION OF PURCHASE

                                   [OMITTED]

                                   EXHIBIT F

                  LIST OF PURCHASERS AND ALLOCATION OF OPTION

                                   [OMITTED]